CSMC 2007-C2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 13, 2007

                                 CMBS NEW ISSUE

                                  CSMC 2007-C2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,910,254,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-C2

                             [COLUMN FINANCIAL LOGO]
                             A Credit Suisse Company

                                 [KeyBank LOGO]

                                  CREDIT SUISSE

 FINACORP SECURITIES                                     KEYBANC CAPITAL MARKETS
RBS GREENWICH CAPITAL                                      WACHOVIA SECURITIES

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

I.   TRANSACTION OFFERING (1)

                      INITIAL        APPROXIMATE                                ASSUMED
                     PRINCIPAL       % OF TOTAL                                WEIGHTED
        EXPECTED      BALANCE          INITIAL     APPROXIMATE     INITIAL      AVERAGE   EXPECTED    EXPECTED
        RATINGS     OR NOTIONAL       PRINCIPAL      CREDIT     PASS-THROUGH     LIFE     MATURITY   PRINCIPAL      LEGAL      ERISA
CLASS     (2)         AMOUNT           BALANCE       SUPPORT      RATE (3)    (YEARS)(4)     (4)     WINDOW (4)     STATUS      (5)
-----  ---------  --------------     -----------  ------------  ------------  ----------  --------  -----------  ------------  -----
OFFERED CERTIFICATES:
 A-1    Aaa/AAA   $   26,000,000         0.79%       30.00%           %           2.6       10/11   06/07-10/11     Public      Yes
 A-2    Aaa/AAA   $  318,000,000         9.64%       30.00%           %           4.6       04/12   10/11-04/12     Public      Yes
A-AB    Aaa/AAA   $   64,298,000         1.95%       30.00%           %           7.3       12/16   04/12-12/16     Public      Yes
 A-3    Aaa/AAA   $  368,000,000        11.16%       30.00%           %           9.7       02/17   12/16-02/17     Public      Yes
A-1-A   Aaa/AAA   $1,532,119,000        46.46%       30.00%           %           9.4       03/17   06/07-03/17     Public      Yes
 A-M    Aaa/AAA   $  329,773,000        10.00%       20.00%           %           9.9       03/17   03/17-03/17     Public      Yes
 A-J    Aaa/AAA   $  272,064,000         8.25%       11.75%           %           9.9       04/17   03/17-04/17     Public      Yes
A-SP    Aaa/AAA   $             (6)       N/A          N/A            %                      N/A        N/A         Public      Yes
NON-OFFERED CERTIFICATES (7):
  B     Aa1/AA+   $   16,489,000         0.50%       11.25%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  C      Aa2/AA   $   53,588,000         1.62%        9.63%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  D     Aa3/AA-   $   28,855,000         0.87%        8.75%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  E      A1/A+    $   16,489,000         0.50%        8.25%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  F       A2/A    $   28,855,000         0.87%        7.38%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  G      A3/A-    $   28,855,000         0.87%        6.50%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  H    Baa1/BBB+  $   45,344,000         1.38%        5.13%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  J     Baa2/BBB  $   37,100,000         1.13%        4.00%           %           9.9       04/17   04/17-04/17  Private-144A   Yes
  K    Baa3/BBB-  $   32,977,000         1.00%        3.00%           %          10.0       05/17   04/17-05/17  Private-144A   Yes
  L     Ba1/BB+   $    8,244,000         0.25%        2.75%           %          10.0       05/17   05/17-05/17  Private-144A    No
  M      Ba2/BB   $    8,245,000         0.25%        2.50%           %          10.0       05/17   05/17-05/17  Private-144A    No
  N     Ba3/BB-   $   16,488,000         0.50%        2.00%           %          10.0       05/17   05/17-05/17  Private-144A    No
  O      B1/B+    $    4,123,000         0.13%        1.88%           %          10.0       05/17   05/17-05/17  Private-144A    No
  P       B2/B    $   12,366,000         0.37%        1.50%           %          10.0       05/17   05/17-05/17  Private-144A    No
  Q      B3/B-    $    8,244,000         0.25%        1.25%           %          10.0       05/17   05/17-05/17  Private-144A    No
  S      NR/NR    $   41,222,705         1.25%        0.00%           %          15.5       07/31   05/17-07/31  Private-144A    No
 A-X    Aaa/AAA   $3,297,738,705(6)       N/A          N/A            %           9.1        N/A        N/A      Private-144A   Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

(2) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.

(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.

(6)  Notional Amount.

(7)  Not offered by the Free Writing Prospectus or this term sheet.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

II.  MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc. ("Column") will be selling 179.5 mortgage loans, representing 85.9% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Column was established in August 1993 and is an indirect wholly-owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     KeyBank National Association ("KeyBank") will be selling 27.5 mortgage loans, representing 14.1% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. KeyBank, a national banking association, is a wholly-owned subsidiary of KeyCorp. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2006, KeyBank had total assets of approximately $88.081 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $81.228 billion and approximately $6.853 billion in stockholders' equity. As of December 31, 2006, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $14.5 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $3.3 billion in commercial mortgage loans in 2006, and has a current servicing portfolio of $109.8 billion as of March 31, 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

III. COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL

          Initial Mortgage Pool Balance:            $3,297,738,705

          Average Cut-off Date Principal Balance:   $15,931,105

          Loans / Properties:                       207/266

          Largest Loan:                             14.4%

          Five Largest Loans / Group of Loans:      35.3%

          Ten Largest Loans / Group of Loans:       44.8%

     -    PROPERTY TYPE CONCENTRATIONS

          Multifamily (2):                          46.7%
          Office:                                   31.3%
          Retail:                                   14.4%
          Hotel:                                    3.1%
          Industrial:                               2.8%
          Mixed Use:                                0.9%
          Self Storage:                             0.8%

     -    GEOGRAPHIC DISTRIBUTION

          Texas:                                    25.3%
          New York:                                 14.4%
          North Carolina:                           7.9%
          Illinois:                                 6.9%
          Florida:                                  6.5%
          California (3):                           6.4%
          Other:                                    31 other states and
                                                    Washington D.C., each
                                                    individually 3.6% or less

     -    CREDIT STATISTICS

          Wtd. Avg. Underwritten DSCR (4):          1.31x

          Wtd. Avg. Cut-off Date LTV Ratio:         75.6%

          Wtd. Avg. Balloon/ARD LTV Ratio:          73.4%

(1) All information provided based on a Cut-Off Date in May 2007 unless otherwise noted.

(2) Includes Manufactured Housing, which comprises 0.2% of the initial mortgage pool balance.

(3) Properties located in "Southern California" comprise 4.9% of the initial mortgage pool balance and properties located in "Northern California" comprise 1.5% of the initial mortgage pool balance. "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.

(4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     -    LOANS WITH RESERVE REQUIREMENTS (1, 2)

          Tax escrows:                              88.7%

          Insurance escrows:                        82.3%

          Cap. Ex escrows:                          86.1%

          TI/LC escrows (3):                        69.9%

     -    MORTGAGE LOAN POOL CHARACTERISTICS

          Gross WAC:                                5.6650%

          Wtd. Avg. Remaining Term (4):             112

          Wtd. Avg. Seasoning:                      3

          Call Protection:                          All of the mortgage loans
                                                    provide for either a
                                                    prepayment lockout period
                                                    ("Lockout"), a defeasance
                                                    period ("Defeasance"), a
                                                    yield maintenance premium
                                                    period ("YMP"), or a
                                                    combination thereof.

          Ownership Interest:                       98.7% (Fee), 0.5%
                                                    (Leasehold), 0.8%
                                                    (Fee/Leasehold)

          Delinquency:                              None of the mortgage loans
                                                    will be delinquent with
                                                    respect to any monthly debt
                                                    service payment for 30 days
                                                    or more as of the May 2007
                                                    due date.

(1)  Includes loans with provisions for upfront and/or collected reserves.

(2)  Includes loans that provide for springing reserves.

(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

IV. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:        Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J and
                             A-SP

PASS-THROUGH STRUCTURE:      Senior/Subordinate, Sequential Pay Pass-Through
                             Certificates

MORTGAGE LOAN SELLERS:       Column Financial, Inc. and KeyBank National
                             Association

SPONSORS:                    Column Financial, Inc. and KeyBank National
                             Association

BOOKRUNNER/LEAD MANAGER:     Credit Suisse Securities (USA) LLC

CO-MANAGERS:                 Finacorp Securities, KeyBanc Capital Markets Inc.,
                             Greenwich Capital Markets, Inc. and Wachovia
                             Capital Markets, LLC

RATING AGENCIES:             Moody's Investors Service and Standard & Poor's
                             Ratings Services

MASTER SERVICERS:            KeyCorp Real Estate Capital Markets, Inc., Wachovia
                             Bank, National Association, and, with respect to the 599 Lexington Avenue Mortgage Loan, Midland
                             Loan Services, Inc., pursuant to the J.P. Morgan
                             Chase Commercial Mortgage Securities Trust
                             2007-LDP10 pooling and servicing agreement

PRIMARY SERVICERS:           KeyCorp Real Estate Capital Markets, Inc., Wachovia
                             Bank, National Association and Column Financial
                             Inc. (No other primary servicer will service mortgage loans representing 10% or more of the initial mortgage pool balance)

SPECIAL SERVICER:            ING Clarion Partners, LLC, and, with respect to the
                             599 Lexington Avenue Mortgage Loan, J.E. Robert
                             Company, Inc., pursuant to the J.P. Morgan Chase
                             Commercial Mortgage Securities Trust 2007-LDP10 pooling and servicing agreement

TRUSTEE:                     Wells Fargo Bank, N.A.

CUT-OFF DATE:                May 2007

SETTLEMENT DATE:             On or about May 9, 2007

DISTRIBUTION DATE:           The fourth business day following the Determination
                             Date in each month, beginning June 2007

DETERMINATION DATE:          The eleventh calendar day of the month, or, if the
                             eleventh calendar day is not a business day, the
                             next succeeding business day, beginning in June
                             2007

MINIMUM DENOMINATIONS:       $10,000 for all offered Certificates and in
                             additional multiples of $1

SETTLEMENT TERMS:            DTC, Euroclear and Clearstream, same day funds,
                             with accrued interest

ERISA: Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J and A-SP are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:               REMIC

ANALYTICS:                   Cashflows are expected to be available through
                             Bloomberg, the Trepp Group, and Intex Solutions.

TAX NOTICE:                  THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE
                             USED, AND CANNOT BE USED, FOR THE PURPOSE OF
                             AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX
                             PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED
                             BY THE DEPOSITOR IN CONNECTION WITH THE PROMOTION
                             OR MARKETING BY THE MANAGERS OF THE TRANSACTIONS OR
                             MATTERS ADDRESSED IN THIS TERM SHEET. INVESTORS
                             SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
                             CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

V. STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB Certificates (until its balance reaches a scheduled balance), then to the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A, then to the A-AB (until its balance reaches a scheduled balance), A-1, A-2, A-AB and A-3 Certificates sequentially. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class S through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-AB, A-3 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VI. YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:   Yield Maintenance Charges will generally be
                             distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest
                             Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-AB, A-3,
                             A-1-A, A-M, A-J, B, C, D, E, F, G, H, J and K
                             Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP
                             Certificates.

                             With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                             - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                             - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                             With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                             - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                             - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

YIELD MAINTENANCE CHARGE EXAMPLE:   The following is an example of the Yield
                                    Maintenance Charge allocation based on the following assumptions:

                                    -  Class receiving 100% of the principal is
                                       A-1

                                    -  Mortgage rate: 8.00%

                                    -  The Discount Rate at time of prepayment:
                                       5.75%

                                    - The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                      CLASS A-1 CERTIFICATES   CLASS A-X / CLASS A-SP CERTIFICATES
---------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)   (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
                                            -------------
(Mortgage Rate-Discount Rate)               (8.00%-5.75%)

Yield Maintenance Charge Allocation         55.56%                   44.44%

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:   Any Prepayment Interest Shortfalls that are
                                  not offset by the compensating payments made in limited circumstances by the applicable
                                  Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                         The applicable Master Servicer will generally
                                  be required to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. The applicable Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable
                                  Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:             On any Distribution Date on which the mortgage
                                  pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                  Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free Writing Prospectus), the Master
                                  Servicers, or the Special Servicer. The
                                  relative priorities of such parties with respect to exercising this option are described in the Free Writing Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
STATE                        PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Texas                            70      $  834,076,908        25.3%        5.5642%     1.33x        76.4%
New York                         13         475,453,918        14.4%        5.6463%     1.27         73.5%
North Carolina                   23         260,040,005         7.9%        5.8194%     1.21         77.9%
Illinois                         10         226,354,084         6.9%        5.6532%     1.25         78.7%
Florida                          16         215,665,580         6.5%        5.6151%     1.33         77.6%
California                       16         210,814,991         6.4%        5.7584%     1.39         66.3%
   Southern California (2)       10         160,930,391         4.9%        5.6889%     1.41         66.1%
   Northern California (2)        6          49,884,600         1.5%        5.9828%     1.34         66.9%
Colorado                          2         118,113,729         3.6%        5.7555%     1.24         78.5%
Georgia                           9         107,819,961         3.3%        5.5691%     1.33         77.0%
Arizona                           8         104,637,791         3.2%        5.3968%     1.37         78.7%
Ohio                             12         101,909,746         3.1%        5.9108%     1.38         74.9%
Virginia                         13          79,309,998         2.4%        5.8674%     1.36         77.3%
Missouri                          7          77,932,745         2.4%        5.7531%     1.23         76.7%
Maryland                          9          55,178,444         1.7%        5.6787%     1.53         72.9%
Connecticut                       1          52,800,000         1.6%        5.3400%     1.25         75.4%
South Carolina                    2          50,600,000         1.5%        5.9414%     1.20         80.0%
Tennessee                         6          47,289,807         1.4%        5.6369%     1.29         76.2%
Louisiana                         7          46,847,049         1.4%        5.7140%     1.46         77.8%
Nebraska                          1          42,000,000         1.3%        5.7100%     1.46         76.2%
Minnesota                         4          32,975,000         1.0%        5.7019%     1.22         77.0%
Washington                        3          27,892,400         0.8%        5.6917%     1.24         72.2%
Oregon                            4          15,893,886         0.5%        5.7987%     1.25         62.9%
Wisconsin                         3          15,185,436         0.5%        5.8217%     1.32         75.1%
Alabama                           4          12,935,736         0.4%        5.7176%     1.37         77.0%
Pennsylvania                      3          11,578,777         0.4%        5.7979%     1.54         63.9%
New Jersey                        1          10,750,000         0.3%        5.8800%     1.19         79.0%
Idaho                             2          10,400,000         0.3%        5.7417%     1.23         74.4%
Utah                              1           9,335,243         0.3%        5.7500%     1.24         78.4%
Indiana                           4           8,683,249         0.3%        5.9953%     1.28         75.9%
Michigan                          2           6,943,958         0.2%        5.9426%     1.37         74.0%
District of Columbia              1           5,400,000         0.2%        5.6900%     1.26         55.7%
Massachusetts                     1           4,750,000         0.1%        5.5700%     1.16         60.1%
Iowa                              1           3,400,000         0.1%        5.8600%     1.20         68.0%
Arkansas                          2           3,114,115         0.1%        5.8600%     1.33         71.4%
Kentucky                          1           3,038,239         0.1%        6.6000%     1.21         56.4%
Nevada                            1           3,000,000         0.1%        6.0800%     1.47         60.1%
North Dakota                      1           2,700,000         0.1%        6.3600%     1.26         80.0%
Kansas                            1           1,495,459        0.05%        6.2700%     1.21         64.5%
New Mexico                        1           1,422,452        0.04%        6.1000%     1.75         56.9%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         266      $3,297,738,705       100.0%        5.6650%     1.31x        75.6%
                             =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                         WEIGHTED
                           NUMBER OF                     PERCENTAGE OF    AVERAGE                WEIGHTED
                           MORTGAGED     CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL          PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE             PROPERTIES      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
Multifamily                  138       $1,539,642,090        46.7%        5.6276%     1.30x        77.8%
Office                        39        1,033,406,983        31.3%        5.6403%     1.27         75.3%
Retail                        50          474,836,397        14.4%        5.7853%     1.28         73.6%
Hotel                         11          102,184,907         3.1%        5.7752%     1.61         65.8%
Industrial                    12           91,340,225         2.8%        5.7891%     1.43         66.4%
Mixed Use                     5            31,066,500         0.9%        5.8024%     1.27         76.5%
Self Storage                  11           25,261,603         0.8%        5.6288%     2.11         60.8%
                          ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      266       $3,297,738,705        100.0%       5.6650%     1.31x        75.6%
                          ==================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                WEIGHTED
                                                      NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
                                                      MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                  PROPERTY              REAL       PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE                     SUB-TYPE           PROPERTIES    BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Multifamily
                          Conventional                  135      $1,534,298,685      46.5%       5.625%     1.30x        77.8%
                          Manufactured Housing           (3)          5,343,405       0.2%       6.153%     1.40         73.7%
                                                     ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 138      $1,539,642,090      46.7%       5.627%     1.30x        77.8%
                                                     ----------------------------------------------------------------------------
Office
                          Central Business District       9      $  764,318,000      23.2%       5.570%     1.28x        75.1%
                          Suburban                       30         269,088,983       8.2%       5.839%     1.25          75.8%
                                                     ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  39      $1,033,406,983      31.3%       5.640%     1.27x        75.3%
                                                     ----------------------------------------------------------------------------
Retail
                          Anchored                       20      $  358,403,068      10.9%       5.745%     1.30x        73.9%
                          Unanchored                     30         116,433,330       3.5%       5.907%     1.25         72.7%
                                                     ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  50      $  474,836,397      14.4%       5.785%     1.28x        73.6%
                                                     ----------------------------------------------------------------------------
Hotel
                          Limited Service                10      $   63,684,907       1.9%       5.837%     1.67         62.8%
                          Full Service                    1          38,500,000       1.2%       5.673%     1.51x        70.8%
                                                     ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  11      $  102,184,907       3.1%       5.775%     1.61x        65.8%
                                                     ============================================================================

(1)  Based on a Cut-off Date in May 2007.

             UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                    WEIGHTED
                          NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
                          MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED    AVERAGE
                            REAL        PRINCIPAL    MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
OWNERSHIP INTEREST       PROPERTIES    BALANCE (1)      BALANCE       RATES   U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------
Fee                          262     $3,253,822,705       98.7%      5.6620%    1.31x       75.5%
Fee/Leasehold                  2         26,155,000        0.8%      5.8243%    1.25        79.7%
Leasehold                      2         17,761,000        0.5%      5.9816%    1.24        77.4%
                         ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      266     $3,297,738,705      100.0%      5.6650%    1.31x       75.6%
                         ============================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                          WEIGHTED
                              NUMBER OF                   PERCENTAGE OF   AVERAGE                WEIGHTED
                             UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
   RANGE OF CUT-OFF DATE      MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE  CUT-OFF DATE
   PRINCIPAL BALANCES (1)      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
$   275,000 -    1,000,000        5      $    3,254,841        0.1%        5.8729%    1.31x        70.6%
  1,000,001 -    1,500,000       15          19,926,032        0.6%        5.8914%    1.56         66.5%
  1,500,001 -    2,000,000       14          24,408,130        0.7%        6.0125%    1.30         66.3%
  2,000,001 -    3,000,000       16          41,218,587        1.2%        5.9416%    1.43         69.2%
  3,000,001 -    4,000,000       25          86,161,252        2.6%        5.8511%    1.46         68.3%
  4,000,001 -    5,000,000       12          54,873,900        1.7%        5.8535%    1.44         70.6%
  5,000,001 -    6,000,000       14          77,157,952        2.3%        5.8822%    1.35         71.1%
  6,000,001 -    8,000,000       24         165,948,133        5.0%        5.7166%    1.31         74.3%
  8,000,001 -   10,000,000       11         102,828,207        3.1%        5.7312%    1.30         76.6%
 10,000,001 -   12,500,000       17         192,616,201        5.8%        5.7561%    1.27         77.5%
 12,500,001 -   15,000,000        9         123,421,793        3.7%        5.8586%    1.35         70.3%
 15,000,001 -   20,000,000       10         171,980,000        5.2%        5.7043%    1.25         77.4%
 20,000,001 -   40,000,000       18         497,903,677       15.1%        5.7407%    1.27         76.2%
 40,000,001 -   80,000,000       11         543,200,000       16.5%        5.7616%    1.28         74.7%
 80,000,001 -  180,000,000        4         417,840,000       12.7%        5.5981%    1.30         77.0%
180,000,001 - $475,000,000        2         775,000,000       23.5%        5.4145%    1.33         77.6%
                             -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         207      $3,297,738,705      100.0%        5.6650%    1.31x        75.6%
                             ===============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $475,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $    275,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 15,931,105

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF           MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
       U/W DSCRS             LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
      1.07x - 1.19             8       $  121,672,262         3.7%       5.8890%     1.14x        74.4%
      1.20  - 1.23            69          997,030,706        30.2%       5.7641%     1.21         77.9%
      1.24  - 1.27            33          753,739,525        22.9%       5.5980%     1.25         76.3%
      1.28  - 1.35            41          269,448,199         8.2%       5.7755%     1.31         76.5%
      1.36  - 1.40            14          826,496,952        25.1%       5.5003%     1.37         75.8%
      1.41  - 1.50            13           92,929,469         2.8%       5.7691%     1.46         72.3%
      1.51  - 1.75            17          188,877,155         5.7%       5.7688%     1.57         64.8%
      1.76  - 2.00             5           30,344,438         0.9%       5.7987%     1.87         59.3%
      2.01  - 2.86x            7           17,200,000         0.5%       5.5077%     2.50         54.8%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      207       $3,297,738,705       100.0%       5.6650%     1.31x        75.6%
                          =================================================================================

MAXIMUM U/W DSCR:     2.86x
MINIMUM U/W DSCR:     1.07x
WTD. AVG. U/W DSCR:   1.31x

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
     30.2% - 60.0%              25      $  135,055,033         4.1%       5.7193%     1.67x        54.5%
     60.1% - 65.0%              14         121,978,425         3.7%       6.0975%     1.38         63.2%
     65.1% - 70.0%              23         297,490,057         9.0%       5.7526%     1.37         68.4%
     70.1% - 73.0%              16         127,493,136         3.9%       5.9306%     1.38         71.4%
     73.1% - 75.0%              23         456,154,131        13.8%       5.5801%     1.26         74.8%
     75.1% - 79.0%              47         752,675,753        22.8%       5.7144%     1.26         77.6%
     79.1% - 80.0%              58       1,384,416,020        42.0%       5.5793%     1.29         79.6%
     80.1% - 88.8%               1          22,476,150         0.7%       5.6700%     1.11         88.8%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        207      $3,297,738,705       100.0%       5.6650%     1.31x        75.6%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     88.8%
MINIMUM CUT-OFF DATE LTV RATIO (1):     30.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   75.6%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             MORTGAGE INTEREST RATES

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING  CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF           MORTGAGE     PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
   5.3400% - 5.4900%            7     $  708,020,000       21.5%        5.3730%     1.36x        77.9%
   5.4901% - 5.6401%           33        831,395,954       25.2%        5.5397%     1.29         75.0%
   5.6402% - 5.7902%           66        961,091,983       29.1%        5.7033%     1.30         75.9%
   5.7903% - 5.9403%           47        353,786,871       10.7%        5.8780%     1.26         75.6%
   5.9404% - 6.0904%           30        248,108,190        7.5%        5.9967%     1.33         75.3%
   6.0905% - 6.2405%           12        119,777,614        3.6%        6.1989%     1.34         67.3%
   6.2406% - 6.3906%            9         64,976,937        2.0%        6.3374%     1.15         70.1%
   6.3907% - 6.6000%            3         10,581,157        0.3%        6.4953%     1.30         69.1%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       207     $3,297,738,705      100.0%        5.6650%     1.31x        75.6%
                          ================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.6000%
MINIMUM MORTGAGE INTEREST RATE:     5.3400%
WTD. AVG. MORTGAGE INTEREST RATE:   5.6650%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED       WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                  MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                           LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans           63      $2,320,555,000        70.4%       5.6047%     1.31x        76.4%            107
Balloon Loans with Partial
   IO Term                            80         630,840,000        19.1%       5.7890%     1.27         75.1%             36
Balloon Loans without IO Term         51         203,415,335         6.2%       5.8163%     1.41         69.2%            N/A
Interest Only ARD Loan                 2          49,600,000         1.5%       5.7131%     1.45         76.7%            119
ARD Loans without IO Term              3          43,906,640         1.3%       5.6708%     1.25         73.6%            N/A
Fully Amortizing Loans                 4          40,164,731         1.2%       6.3550%     1.10         68.8%            N/A
ARD Loans with Partial IO Term         4           9,257,000         0.3%       5.7088%     1.38         65.3%             59
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              207      $3,297,738,705       100.0%       5.6650%     1.31x        75.6%            N/A
                                 =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
            RANGE OF             UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        ORIGINAL TERMS            MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)     LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
            58 -  84                  14      $  420,930,941       12.8%        5.8626%     1.34x        71.3%
            85 - 120                 160       2,589,588,310       78.5%        5.6162%     1.30         76.4%
           121 - 300                  33         287,219,454        8.7%        5.8148%     1.30         74.5%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              207      $3,297,738,705       100.0%       5.6650%     1.31x        75.6%
                                 =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY(MONTHS) (1):    300
MINIMUM ORIGINAL TERM TO STATED MATURITY(MONTHS) (1):     58
WTD. AVG.ORIGINAL TERM TO STATED MATURITY(MONTHS) (1):   115

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                    REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                                   WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
             RANGE OF                UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         REMAINING TERMS              MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)      LOANS       BALANCE (2)       BALANCE        RATES    U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
              53 -  60                    11      $  337,997,489        10.2%       5.7741%     1.34x        72.6%
              61 -  84                     3          82,933,452         2.5%       6.2234%     1.34         65.8%
              85 - 115                     6         592,092,841        18.0%       5.3829%     1.36         79.3%
             116 - 118                   144       1,834,361,437        55.6%       5.6856%     1.28         76.3%
             119 - 290                    43         450,353,487        13.7%       5.7672%     1.30         71.9%
                                     ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  207      $3,297,738,705       100.0%       5.6650%     1.31x        75.6%
                                     =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     290
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                      WEIGHTED
                         NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
      RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
  TERMS (MONTHS) (1)      LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------
    Interest Only           65       $2,370,155,000       71.9%        5.6070%     1.31x        76.4%
      180 - 300             13          101,547,214        3.1%        6.0157%     1.42         64.4%
      301 - 360            129          826,036,492       25.0%        5.7882%     1.28         74.4%
                        ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    207       $3,297,738,705      100.0%        5.6650%     1.31x        75.6%
                        =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   353

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                        REMAINING AMORTIZATION TERMS (1)

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
       RANGE OF           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
REMAINING AMORTIZATION     MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
 TERMS (MONTHS) (1, 2)      LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
    Interest Only             65       $2,370,155,000       71.9%        5.6070%     1.31x        76.4%
      178 - 240                3            7,231,619        0.2%        6.3320%     1.22         59.5%
      241 - 300               10           94,315,595        2.9%        5.9914%     1.43         64.8%
      301 - 358               36          110,553,883        3.4%        5.8428%     1.36         70.1%
      359 - 360               93          715,482,609       21.7%        5.7798%     1.27         75.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      207       $3,297,738,705      100.0%        5.6650%     1.31x        75.6%
                          =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     178
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   352

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF YEARS          REAL         PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
  BUILT/RENOVATED (1)     PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
    1949 - 1985                15      $   90,515,255        2.7%        5.9325%     1.32x        71.0%
    1986 - 1995                24         441,201,171       13.4%        5.6204%     1.29         74.4%
    1996 - 2000                45         538,222,328       16.3%        5.7571%     1.30         74.8%
    2001 - 2003                35         410,606,203       12.5%        5.6857%     1.30         76.4%
    2004 - 2007               147       1,817,193,748       55.1%        5.6305%     1.31         76.2%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       266      $3,297,738,705      100.0%        5.6650%     1.31x        75.6%
                          =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1949
WTD. AVG. YEAR BUILT/RENOVATED:     2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF               REAL         PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)   PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------
        43% -  80%               21       $  163,638,596        5.0%        5.6909%     1.44x        71.5%
        81% -  85%               16          164,752,787        5.0%        5.5027%     1.37         76.8%
        86% -  90%               21          223,298,526        6.8%        5.5263%     1.33         78.5%
        91% -  93%               40          434,135,986       13.2%        5.6228%     1.34         77.2%
        94% -  95%               34          480,528,598       14.6%        5.7078%     1.28         77.7%
        96% -  97%               27          583,452,453       17.7%        5.6453%     1.25         76.1%
        98% - 100%              107        1,247,931,759       37.8%        5.7152%     1.30         73.8%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         266       $3,297,738,705      100.0%        5.6650%     1.31x        75.6%
                             =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      43%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    94%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                  PREPAYMENT PROVISIONS AS OF CUT-OFF DATE (1)

                                                                      WEIGHTED       WEIGHTED           WEIGHTED        WEIGHTED
                                                                       AVERAGE        AVERAGE      AVERAGE REMAINING    AVERAGE
        RANGE OF          NUMBER OF                  PERCENTAGE OF    REMAINING      REMAINING      LOCKOUT PLUS YM    REMAINING
   REMAINING TERMS TO    UNDERLYING   CUT-OFF DATE      INITIAL        LOCKOUT        LOCKOUT     PLUS STATIC PREMIUM   MATURITY
    STATED MATURITY       MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD     PLUS YM PERIOD         PERIOD         (MONTHS)
     (MONTHS) (1,2)        LOANS       BALANCE (1)      BALANCE     (MONTHS) (1)   (MONTHS) (1)       (MONTHS) (1)       (1,2)
--------------------------------------------------------------------------------------------------------------------------------
        53 -  70              11     $  337,997,489       10.2%           35             46                46              55
        71 - 110               3         82,933,452        2.5%           18             75                75              81
       111 - 115               6        592,092,841       18.0%          108            108               108             114
       116 - 117              87        813,848,023       24.7%          109            112               112             116
       118 - 119              91      1,347,190,068       40.9%          100            113               113             118
       120 - 290               9        123,676,833        3.8%          110            168               168             171
                         -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      207     $3,297,738,705      100.0%           95            106               106             112
                         =======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                      WEIGHTED       WEIGHTED           WEIGHTED        WEIGHTED
                                                                       AVERAGE        AVERAGE      AVERAGE REMAINING    AVERAGE
                          NUMBER OF                  PERCENTAGE OF    REMAINING      REMAINING      LOCKOUT PLUS YM    REMAINING
                         UNDERLYING   CUT-OFF DATE      INITIAL        LOCKOUT        LOCKOUT     PLUS STATIC PREMIUM   MATURITY
                          MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD     PLUS YM PERIOD        PERIOD          (MONTHS)
PREPAYMENT OPTION           LOANS      BALANCE (1)      BALANCE     (MONTHS) (1)   (MONTHS) (1)      (MONTHS) (1)        (1,2)
--------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance        174      $2,863,664,453       86.8%         107             107               107             112
Lockout / Yield
   Maintenance (3)           18         314,723,904        9.5%         (22)            (93)              (93)           (103)
Yield Maintenance (4)        15         119,350,348        3.6%          (0)           (108)             (108)           (118)
                         -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     207      $3,297,738,705      100.0%          95             106               106             112
                         =======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(3) INCLUDES THE SHOPPES AT ST. CLAIR SQUARE LOAN; HOWEVER, THE BORROWER ALSO HAS THE OPTION TO DEFEASE THE LOAN.

(4) INCLUDES THE 8320, 8400 WARD PARKWAY AND ONE PETTICOAT LANE, AND 8330 WARD PARKWAY AND BUILDING B LOANS; HOWEVER, THE BORROWERS ALSO HAVE THE OPTION TO DEFEASE THE LOANS.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERLYING MORTGAGE LOANS BY OPEN PERIODS

                                                                                         WEIGHTED
                         OPEN PERIOD                  PERCENTAGE OF  WEIGHTED  WEIGHTED   AVERAGE               WEIGHTED
                          NUMBER OF    CUT-OFF DATE      INITIAL      AVERAGE   AVERAGE  MORTGAGE  WEIGHTED     AVERAGE
        RANGE OF           MORTGAGE      PRINCIPAL    MORTGAGE POOL    OPEN      LOAN    INTEREST   AVERAGE   CUT-OFF DATE
      OPEN PERIODS          LOANS       BALANCE (1)      BALANCE      PERIOD     TERM      RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------
      1 -  3                 102      $  875,913,968       26.6%         3        126     5.7445%    1.29x       74.1%
      4 -  6                  93       1,358,274,738       41.2%         4        111     5.7125%    1.30        75.9%
      6 -  8                   8         935,850,000       28.4%         7        117     5.5038%    1.34        76.1%
      9 - 61                   4         127,700,000        3.9%        23         66     5.7953%    1.23        78.9%
                         -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      207      $3,297,738,705      100.0%         5        115     5.6650%    1.31x       75.6%
                         =================================================================================================


MAXIMUM OPEN PERIOD:     61
MINIMUM OPEN PERIOD:      1
WTD. AVG. OPEN PERIOD:    5

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                   WEIGHTED
                                   PERCENTAGE OF    AVERAGE                 WEIGHTED
                 CUT-OFF DATE         INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
CONCENTRATION       BALANCE           BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------
    Top 1       $  475,000,000          14.4%       5.3650%     1.37x        79.2%
    Top 3          920,600,000(2)       27.9%       5.4491%    (1.33)        76.2%
    Top 5        1,163,040,000          35.3%       5.4918%    (1.32)        76.7%
    Top 7        1,326,040,000          40.2%       5.5210%    (1.32)        76.3%
    Top 10       1,477,360,000          44.8%       5.5427%    (1.31)        76.4%
                ----------------------------------------------------------------------
 ENTIRE POOL    $3,297,738,705         100.0%       5.6650%     1.31x        75.6%
                ======================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) THE TOP 3 LOANS INCLUDE THE CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS FOR THREE WESTLAKE PARK AND FOUR WESTLAKE PARK, WHICH HAVE BEEN TREATED AS ONE LOAN.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
STATE                        PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
New York                           5      $  405,453,918       23.0%        5.5438%     1.26x        75.2%
Illinois                           9         213,354,084       12.1%        5.6406%     1.25         78.9%
Texas                             11         200,647,945       11.4%        5.6741%     1.41         67.5%
California                        12         173,776,240        9.8%        5.7258%     1.43         66.2%
   Southern California (2)         8         141,180,391        8.0%        5.6865%     1.44         66.0%
   Northern California (2)         4          32,595,848        1.8%        5.8961%     1.41         67.1%
Colorado                           2         118,113,729        6.7%        5.7555%     1.24         78.5%
Florida                           11          83,248,929        4.7%        5.9516%     1.30         74.8%
Missouri                           6          73,100,000        4.1%        5.7500%     1.23         76.6%
North Carolina                     5          64,825,005        3.7%        6.0748%     1.17         72.3%
Maryland                           9          55,178,444        3.1%        5.6787%     1.53         72.9%
Connecticut                        1          52,800,000        3.0%        5.3400%     1.25         75.4%
Ohio                               4          50,820,112        2.9%        5.9160%     1.43         72.6%
Georgia                            7          42,832,472        2.4%        5.7955%     1.31         73.7%
Nebraska                           1          42,000,000        2.4%        5.7100%     1.46         76.2%
Virginia                          12          28,789,998        1.6%        5.8628%     1.61         72.7%
Washington                         3          27,892,400        1.6%        5.6917%     1.24         72.2%
Tennessee                          2          17,155,201        1.0%        5.6547%     1.20         75.0%
Minnesota                          2          15,375,000        0.9%        5.8339%     1.23         74.5%
Oregon                             3          13,176,583        0.7%        5.7531%     1.25         64.7%
Pennsylvania                       3          11,578,777        0.7%        5.7979%     1.54         63.9%
Wisconsin                          2          11,168,106        0.6%        5.7396%     1.35         77.6%
New Jersey                         1          10,750,000        0.6%        5.8800%     1.19         79.0%
Utah                               1           9,335,243        0.5%        5.7500%     1.24         78.4%
Michigan                           2           6,943,958        0.4%        5.9426%     1.37         74.0%
Indiana                            3           5,847,547        0.3%        6.0755%     1.23         74.6%
Idaho                              1           5,500,000        0.3%        5.7700%     1.21         76.4%
Louisiana                          2           4,997,049        0.3%        5.8057%     1.26         75.9%
Alabama                            2           3,837,563        0.2%        5.9909%     1.42         73.9%
Iowa                               1           3,400,000        0.2%        5.8600%     1.20         68.0%
Arkansas                           2           3,114,115        0.2%        5.8600%     1.33         71.4%
Kentucky                           1           3,038,239        0.2%        6.6000%     1.21         56.4%
Nevada                             1           3,000,000        0.2%        6.0800%     1.47         60.1%
Arizona                            1           1,650,500        0.1%        6.1800%     1.21         70.1%
Kansas                             1           1,495,459        0.1%        6.2700%     1.21         64.5%
New Mexico                         1           1,422,452        0.1%        6.1000%     1.75         56.9%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          130      $1,765,619,068      100.0%        5.6986%     1.31x        73.6%
                             =================================================================================


(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                          WEIGHTED
                                             NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                             MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                PROPERTY                       REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE                    PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
OFFICE
                Central Business District        9       $  764,318,000       43.3%        5.5700%     1.28x        75.1%
                Suburban                        30          269,088,983       15.2%        5.8398%     1.25         75.8%
                                            ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         39       $1,033,406,983       58.5%        5.6403%     1.27x        75.3%
                                            =================================================================================
RETAIL
                Anchored                        20       $  358,403,068       20.3%        5.7454%     1.30x        73.9%
                Unanchored                      30          116,433,330        6.6%        5.9079%     1.25         72.7%
                                            ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         50       $  474,836,397       26.9%        5.7853%     1.28x        73.6%
                                            =================================================================================
HOTEL
                Limited Service                 10       $   63,684,907        3.6%        5.8370%     1.67         62.8%
                Full Service                     1           38,500,000        2.2%        5.6730%     1.51x        70.8%
                                            ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         11       $  102,184,907        5.8%        5.7752%     1.61x        65.8%
                                            =================================================================================
MULTIFAMILY
                Conventional                     1       $    6,100,000        0.3%        5.8600%     1.25x        60.2%
                Manufactured Housing             1            1,422,452        0.1%        6.1000%     1.75         56.9%
                                            ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          2       $    7,522,452        0.4%        5.9054%     1.34x        59.6%
                                            =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE             PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Office                         39      $1,033,406,983       58.5%        5.6403%     1.27         75.3%
Retail                         50         474,836,397       26.9%        5.7853%     1.28         73.6%
Hotel                          11         102,184,907        5.8%        5.7752%     1.61         65.8%
Industrial                     12          91,340,225        5.2%        5.7891%     1.43         66.4%
Mixed Use                       5          31,066,500        1.8%        5.8024%     1.27         76.5%
Self Storage                   11          25,261,603        1.4%        5.6288%     2.11         60.8%
Multifamily                     2           7,522,452        0.4%        5.9054%     1.34x        59.6%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       130      $1,765,619,068      100.0%        5.6986%     1.31x        73.6%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                    GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF   AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE      PRINCIPAL     LOAN GROUP 1  INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                             LOANS       BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans              24     $1,067,365,000       60.5%      5.6276%    1.31x       74.1%           100
Balloon Loans with Partial IO Term       41        374,790,000       21.2%      5.7795%    1.28        74.7%            35
Balloon Loans without IO Term            43        180,535,697       10.2%      5.8063%    1.43        68.9%           N/A
Interest Only ARD Loan                    2         49,600,000        2.8%      5.7131%    1.45        76.7%           119
ARD Loans without IO Term                 3         43,906,640        2.5%      5.6708%    1.25        73.6%           N/A
Fully Amortizing Loans                    4         40,164,731        2.3%      6.3550%    1.10        68.8%           N/A
ARD Loans with Partial IO Term            4          9,257,000        0.5%      5.7088%    1.38        65.3%            59
                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 121     $1,765,619,068      100.0%      5.6986%    1.31x       73.6%           N/A
                                    ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
      RANGE OF            UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 ORIGINAL AMORTIZATION     MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
   TERMS (MONTHS) (1)       LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
     Interest Only            26       $1,116,965,000       63.3%        5.6314%     1.32x        74.2%
       180 - 300              13          101,547,214        5.8%        6.0157%     1.42         64.4%
       301 - 360              82          547,106,854       31.0%        5.7769%     1.29         74.0%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      121       $1,765,619,068      100.0%        5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   350

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                        WEIGHTED
       RANGE OF           NUMBER OF                     PERCENTAGE OF   AVERAGE                  WEIGHTED
   ORIGINAL TERMS         UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  TO STATED MATURITY       MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST   AVERAGE     CUT-OFF DATE
     (MONTHS) (1)           LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
      58 -  84                  9      $  326,630,941       18.5%        5.7689%     1.34x        72.8%
      85 - 120                 92       1,260,626,846       71.4%        5.6428%     1.32         74.0%
     121 - 300                 20         178,361,281       10.1%        5.9640%     1.27         72.0%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       121      $1,765,619,068      100.0%        5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      58
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)

                                                                        WEIGHTED
                         NUMBER OF                      PERCENTAGE OF   AVERAGE                 WEIGHTED
       RANGE OF          UNDERLYING     CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
REMAINING AMORTIZATION    MORTGAGE       PRINCIPAL       LOAN GROUP 1   INTEREST    AVERAGE   CUT-OFF DATE
 TERMS (MONTHS) (1, 2)     LOANS        BALANCE (2)        BALANCE       RATES     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
     Interest Only            26      $1,116,965,000       63.3%         5.6314%     1.32x        74.2%
       178 - 240               3           7,231,619        0.4%         6.3320%     1.22         59.5%
       241 - 300              10          94,315,595        5.3%         5.9914%     1.43         64.8%
       301 - 358              30          92,289,720        5.2%         5.8420%     1.38         69.2%
       359 - 360              52         454,817,134       25.8%         5.7637%     1.27         75.0%
                         -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      121      $1,765,619,068      100.0%         5.6986%     1.31x        73.6%
                         ===================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):      360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):      178
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):    349

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

              GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                        WEIGHTED
       RANGE OF           NUMBER OF                     PERCENTAGE OF   AVERAGE                 WEIGHTED
    REMAINING TERMS       UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  TO STATED MATURITY       MORTGAGE      PRINCIPAL       LOAN GROUP 1   INTEREST    AVERAGE   CUT-OFF DATE
     (MONTHS) (1, 2)        LOANS       BALANCE (2)        BALANCE       RATES     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
        53 -  60              7        $  313,697,489      17.8%         5.7538%     1.34x        72.7%
        61 -  84              2            12,933,452       0.7%         6.1356%     1.26         76.4%
        85 - 115              3             7,292,841       0.4%         5.9545%     1.26         75.3%
       116 - 118             71         1,021,557,275      57.9%         5.6556%     1.31         74.4%
       119 - 290             38           410,138,011      23.2%         5.7452%     1.31         72.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     121        $1,765,619,068     100.0%         5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     290
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                             UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
   PRINCIPAL BALANCES (1)       LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
   $765,000 -    1,000,000         2      $    1,759,841        0.1%        5.7696%     1.28x        67.0%
  1,000,001 -    1,500,000        13          17,405,080        1.0%        5.9246%     1.48         68.3%
  1,500,001 -    2,000,000        10          17,491,276        1.0%        5.9593%     1.29         65.8%
  2,000,001 -    3,000,000        11          27,965,582        1.6%        5.8948%     1.49         68.1%
  3,000,001 -    4,000,000        17          58,352,501        3.3%        5.8551%     1.51         65.9%
  4,000,001 -    5,000,000         5          22,573,825        1.3%        5.7662%     1.76         65.9%
  5,000,001 -    6,000,000         9          49,312,952        2.8%        5.8822%     1.39         70.2%
  6,000,001 -    8,000,000        14          95,388,133        5.4%        5.7449%     1.30         71.0%
  8,000,001 -   10,000,000         7          65,238,207        3.7%        5.7410%     1.32         74.9%
 10,000,001 -   12,500,000         7          77,216,201        4.4%        5.8610%     1.28         74.5%
 12,500,001 -   15,000,000         4          55,841,793        3.2%        5.8553%     1.51         63.6%
 15,000,001 -   20,000,000         1          17,250,000        1.0%        5.7800%     1.19         75.8%
 20,000,001 -   40,000,000        10         296,383,677       16.8%        5.7693%     1.31         73.8%
 40,000,001 -   80,000,000         7         338,600,000       19.2%        5.6576%     1.29         74.8%
 80,000,001 -  180,000,000         3         324,840,000       18.4%        5.6706%     1.28         76.2%
180,000,001 - $300,000,000         1         300,000,000       17.0%        5.4930%     1.26         75.0%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          121      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                             =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $300,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $765,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):    $14,591,893

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF            MORTGAGE      PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
        U/W DSCRS            LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
      1.07x - 1.19              5      $   85,272,262        4.8%        5.9913%     1.12x        77.4%
      1.20  - 1.23             36         473,621,907       26.8%        5.7646%     1.21         76.6%
      1.24  - 1.27             16         591,674,022       33.5%        5.5690%     1.26         76.0%
      1.28  - 1.34             20         152,208,565        8.6%        5.7242%     1.31         74.9%
      1.35  - 1.40              9         176,341,250       10.0%        5.6729%     1.37         69.1%
      1.41  - 1.50             10          76,829,469        4.4%        5.7852%     1.47         71.8%
      1.51  - 1.74             13         162,004,703        9.2%        5.7846%     1.57         62.9%
      1.75  - 2.00              6          31,766,890        1.8%        5.8121%     1.86         59.2%
      2.01  - 2.76x             6          15,900,000        0.9%        5.5026%     2.47         56.8%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       121      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM U/W DSCR:     2.76x
MINIMUM U/W DSCR:     1.07x
WTD.AVG.U/W DSCR:     1.31x

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
       RANGE OF            MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
      5.3400% - 5.4900%         3      $   92,100,000         5.2%       5.3934%     1.39x        67.8%
      5.4901% - 5.6401%        23         722,905,954        40.9%       5.5416%     1.29         74.8%
      5.6402% - 5.7902%        32         541,562,278        30.7%       5.7261%     1.33         73.8%
      5.7903% - 5.9403%        33         184,578,425        10.5%       5.8801%     1.28         72.6%
      5.9404% - 6.0904%        16         142,784,876         8.1%       6.0085%     1.41         73.5%
      6.0905% - 6.2405%         6          30,179,441         1.7%       6.1596%     1.40         68.2%
      6.2406% - 6.3906%         5          40,926,937         2.3%       6.3486%     1.10         71.3%
      6.3907% - 6.6000%         3          10,581,157         0.6%       6.4953%     1.30         69.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       121      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.6000%
MINIMUM MORTGAGE INTEREST RATE:     5.3400%
WTD.AVG.MORTGAGE INTEREST RATE:     5.6986%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE     MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
     35.3% - 60.0%              21      $  123,787,731        7.0%        5.7058%     1.69x        54.6%
     60.1% - 65.0%              10          30,128,425        1.7%        5.8232%     1.55         61.5%
     65.1% - 70.0%              17         254,504,046       14.4%        5.7539%     1.39         68.5%
     70.1% - 73.0%              12         110,724,963        6.3%        5.9614%     1.35         71.3%
     73.1% - 75.0%              13         418,725,379       23.7%        5.5447%     1.26         74.8%
     75.1% - 79.0%              38         681,760,052       38.6%        5.7193%     1.26         77.5%
     79.1% - 80.0%               9         123,512,323        7.0%        5.7239%     1.23         79.5%
     80.1% - 88.8%               1          22,476,150        1.3%        5.6700%     1.11         88.8%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        121      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     88.8%
MINIMUM CUT-OFF DATE LTV RATIO (1):     35.3%
WTD.AVG.CUT-OFF DATE LTV RATIO (1):     73.6%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST        PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                           126      $1,721,703,068        97.5%       5.6938%     1.32x        73.4%
Fee/Leasehold                   2          26,155,000         1.5%       5.8243%     1.25         79.7%
Leasehold                       2          17,761,000         1.0%       5.9816%     1.24         77.4%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       130      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF YEARS          REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
  BUILT/RENOVATED (1)     PROPERTIES     BALANCE (2)        BALANCE       RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
      1969 - 1985               7      $   37,731,859         2.1%       5.7666%     1.35x        71.1%
      1986 - 1995              15         384,134,050        21.8%       5.5498%     1.28         75.4%
      1996 - 2000              28         354,071,191        20.1%       5.7541%     1.33         72.9%
      2001 - 2003              19         272,038,031        15.4%       5.6898%     1.31         75.6%
      2004 - 2007              61         717,643,938        40.6%       5.7506%     1.33         72.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       130      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                          =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1969
WTD. AVG. YEAR BUILT/RENOVATED:     1999

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF OCCUPANCY        REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
    RATES AT U/W (1)      PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
       43% - 80%               16      $  102,317,310         5.8%       5.8079%     1.51x        66.7%
       81% - 85%                7          27,047,192         1.5%       5.8058%     1.58         72.0%
       86% - 90%                6          40,810,000         2.3%       5.7020%     1.39         74.3%
       91% - 93%               11          80,465,335         4.6%       5.7548%     1.45         71.3%
       94% - 95%                7         161,394,112         9.1%       6.0074%     1.26         75.2%
       96% - 97%                8         354,320,000        20.1%       5.5299%     1.26         75.1%
       98% - 100%              75         999,265,119        56.6%       5.6898%     1.30         73.7%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       130      $1,765,619,068       100.0%       5.6986%     1.31x        73.6%
                          =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      43%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    96%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
STATE                        PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Texas                             59      $  633,428,963        41.3%       5.5293%     1.30x        79.2%
North Carolina                    18         195,215,000        12.7%       5.7346%     1.22         79.7%
Florida                            5         132,416,651         8.6%       5.4035%     1.35         79.4%
Arizona                            7         102,987,291         6.7%       5.3843%     1.37         78.8%
New York                           8          70,000,000         4.6%       6.2396%     1.36         63.8%
Georgia                            2          64,987,489         4.2%       5.4199%     1.34         79.3%
Ohio                               8          51,089,634         3.3%       5.9056%     1.32         77.2%
South Carolina                     2          50,600,000         3.3%       5.9414%     1.20         80.0%
Virginia                           1          50,520,000         3.3%       5.8700%     1.21         80.0%
Louisiana                          5          41,850,000         2.7%       5.7030%     1.48         78.1%
California                         4          37,038,752         2.4%       5.9114%     1.20         66.7%
   Southern California (2)         2          19,750,000         1.3%       5.7058%     1.20         66.9%
   Northern California (2)         2          17,288,752         1.1%       6.1463%     1.20         66.5%
Tennessee                          4          30,134,606         2.0%       5.6268%     1.34         76.8%
Minnesota                          2          17,600,000         1.1%       5.5866%     1.20         79.3%
Illinois                           1          13,000,000         0.8%       5.8600%     1.24         74.7%
Alabama                            2           9,098,173         0.6%       5.6023%     1.35         78.2%
District of Columbia               1           5,400,000         0.4%       5.6900%     1.26         55.7%
Idaho                              1           4,900,000         0.3%       5.7100%     1.25         72.1%
Missouri                           1           4,832,745         0.3%       5.8000%     1.20         79.2%
Massachusetts                      1           4,750,000         0.3%       5.5700%     1.16         60.1%
Wisconsin                          1           4,017,330         0.3%       6.0500%     1.25         68.1%
Indiana                            1           2,835,702         0.2%       5.8300%     1.38         78.8%
Oregon                             1           2,717,303         0.2%       6.0200%     1.22         54.5%
North Dakota                       1           2,700,000         0.2%       6.3600%     1.26         80.0%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                             =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                               WEIGHTED
                                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                                  MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                          PROPERTY                  REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE             SUB-TYPE               PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
Multifamily
                          Conventional               134      $1,528,198,685         99.7%      5.6248%     1.30x        77.9%
                          Manufactured Housing         2           3,920,953          0.3%      6.1732%     1.27         79.8%
                                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              136      $1,532,119,637        100.0%      5.6262%     1.30x        77.9%
                                                 =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE             PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Multifamily                   136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE      PRINCIPAL     LOAN GROUP 2  INTEREST  AVERAGE   CUT-OFF DATE     REMAINING
LOAN TYPE                             LOANS       BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans             39      $1,253,190,000       81.8%      5.5852%    1.31x        78.4%           114
Balloon Loans with Partial IO Term      39         256,050,000       16.7%      5.8029%    1.26         75.6%            37
Balloon Loans without IO Term            8          22,879,637        1.5%      5.8953%    1.25         72.0%           N/A
                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 86      $1,532,119,637      100.0%      5.6262%    1.30x        77.9%           N/A
                                    ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
        RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 ORIGINAL AMORTIZATION     MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
   TERMS (MONTHS) (1)       LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
     Interest Only            39       $1,253,190,000       81.8%        5.5852%     1.31x        78.4%
          360                 47          278,929,637       18.2%        5.8105%     1.26         75.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       86       $1,532,119,637      100.0%        5.6262%     1.30x        77.9%
                          =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):   360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):   360
WTD.AVG.ORIGINAL AMORTIZATION TERM (MONTHS) (3):   360

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                WEIGHTED
                                   NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
            RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         ORIGINAL TERMS            MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)     LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
           59  -  84                   5       $   94,300,000         6.2%       6.1872%     1.34x        66.0%
           85  - 120                  68        1,328,961,465        86.7%       5.5910%     1.29         78.7%
           121 - 122                  13          108,858,173         7.1%       5.5704%     1.35         78.5%
                                  ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               86       $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                                  =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    59
WTD.AVG.ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                  GROUP NO. 2 REMAINING AMORTIZATION TERMS (1)

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
        RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 REMAINING AMORTIZATION    MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
 TERMS (MONTHS) (1, 2)       LOANS       BALANCE (2)       BALANCE        RATES    U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
     Interest Only            39       $1,253,190,000       81.8%        5.5852%     1.31x        78.4%
       356 - 360              47          278,929,637       18.2%        5.8105%     1.26         75.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       86       $1,532,119,637      100.0%        5.6262%     1.30x        77.9%
                          =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   356
WTD.AVG.REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   360

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

              GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                                   WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
            RANGE OF                 UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        REMAINING TERMS               MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)      LOANS       BALANCE (2)       BALANCE        RATES    U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
            56  -  60                     4       $   24,300,000         1.6%       6.0361%     1.28x         72.2%
            61  -  84                     1           70,000,000         4.6%       6.2396%     1.36          63.8%
            85  - 115                     3          584,800,000        38.2%       5.3758%     1.37          79.3%
            116 - 118                    73          812,804,162        53.1%       5.7233%     1.25          78.6%
            119 - 120                     5           40,215,475         2.6%       5.9916%     1.24          69.4%
                                     ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  86       $1,532,119,637       100.0%       5.6262%     1.30x         77.9%
                                     =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   120
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):    56
WTD.AVG.REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF           MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES     LOANS        BALANCE (1)        BALANCE       RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
   5.3450% - 5.4700%           4       $  615,920,000       40.2%        5.3699%     1.36x        79.4%
   5.4701% - 5.5951%           9           92,990,000        6.1%        5.5148%     1.27         77.5%
   5.5952% - 5.7202%          31          398,588,752       26.0%        5.6648%     1.26         78.2%
   5.7203% - 5.8453%           7           60,809,399        4.0%        5.7745%     1.24         79.6%
   5.8454% - 5.9704%          13          213,080,000       13.9%        5.9054%     1.23         79.1%
   5.9705% - 6.0955%          12           37,083,314        2.4%        6.0367%     1.27         73.9%
   6.0956% - 6.2206%           5           19,598,173        1.3%        6.1142%     1.21         78.6%
   6.2207% - 6.3700%           5           94,050,000        6.1%        6.2598%     1.33         64.9%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       86       $1,532,119,637      100.0%        5.6262%     1.30x        77.9%
                          =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:   6.3700%
MINIMUM MORTGAGE INTEREST RATE:   5.3450%
WTD.AVG.MORTGAGE INTEREST RATE:   5.6262%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
                             UNDERLYING   CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE       MORTGAGE     PRINCIPAL        LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
  PRINCIPAL BALANCES (1)       LOANS      BALANCE (1)         BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
$   275,000 -    1,000,000        3       $    1,495,000        0.1%        5.9945%     1.34x        74.9%
  1,000,001 -    1,500,000        2            2,520,953        0.2%        5.6620%     2.10         54.0%
  1,500,001 -    2,000,000        4            6,916,854        0.5%        6.1471%     1.33         67.4%
  2,000,001 -    3,000,000        5           13,253,004        0.9%        6.0403%     1.29         71.4%
  3,000,001 -    4,000,000        8           27,808,752        1.8%        5.8428%     1.35         73.3%
  4,000,001 -    5,000,000        7           32,300,075        2.1%        5.9145%     1.21         73.9%
  5,000,001 -    6,000,000        5           27,845,000        1.8%        5.8821%     1.27         72.7%
  6,000,001 -    8,000,000       10           70,560,000        4.6%        5.6784%     1.32         78.7%
  8,000,001 -   10,000,000        4           37,590,000        2.5%        5.7141%     1.25         79.5%
 10,000,001 -   12,500,000       10          115,400,000        7.5%        5.6858%     1.26         79.5%
 12,500,001 -   15,000,000        5           67,580,000        4.4%        5.8613%     1.22         75.8%
 15,000,001 -   20,000,000        9          154,730,000       10.1%        5.6958%     1.25         77.5%
 20,000,001 -   40,000,000        8          201,520,000       13.2%        5.6987%     1.22         79.8%
 40,000,001 -   80,000,000        4          204,600,000       13.4%        5.9338%     1.26         74.5%
 80,000,001 -  180,000,000        1           93,000,000        6.1%        5.3450%     1.37         79.9%
180,000,001 - $475,000,000        1          475,000,000       31.0%        5.3650%     1.37         79.2%
                             -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          86       $1,532,119,637      100.0%        5.6262%    1.30x         77.9%
                             ===============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):   $475,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):   $    275,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE  (1):   $ 17,815,345

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF          MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
        U/W DSCRS            LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
      1.16x - 1.19            3        $   36,400,000         2.4%       5.6493%     1.19x        67.2%
      1.20  - 1.23           33           523,408,799        34.2%       5.7637%     1.21         79.1%
      1.24  - 1.27           17           162,065,503        10.6%       5.7039%     1.25         77.5%
      1.28  - 1.35           20           111,639,634         7.3%       5.8127%     1.30         78.5%
      1.36  - 1.40            6           655,755,702        42.8%       5.4619%     1.37         77.7%
      1.41  - 1.42            1             1,850,000         0.1%       6.3700%     1.42         56.9%
      1.43  - 1.48            2            14,250,000         0.9%       5.6046%     1.44         77.0%
      1.49  - 1.54            1            15,480,000         1.0%       5.6500%     1.52         80.0%
      1.55  - 2.86x           3            11,270,000         0.7%       5.6408%     1.83         67.6%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      86        $1,532,119,637      100.0%        5.6262%     1.30x        77.9%
                           =================================================================================


MAXIMUM U/W DSCR:    2.86x
MINIMUM U/W DSCR:    1.16x
WTD. AVG.U/W DSCR:   1.30x

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL     LOAN GROUP 2    INTEREST   AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
      30.2% - 40.0%             1       $    1,300,000        0.1%        5.5700%     2.86x        30.2%
      40.1% - 60.0%             3            9,967,303        0.7%        5.9062%     1.28         55.6%
      60.1% - 65.0%             4           91,850,000        6.0%        6.1875%     1.32         63.7%
      65.1% - 70.0%             6           42,986,011        2.8%        5.7445%     1.23         67.9%
      70.1% - 73.0%             4           16,768,173        1.1%        5.7275%     1.52         72.4%
      73.1% - 75.0%            10           37,428,752        2.4%        5.9759%     1.27         74.5%
      75.1% - 79.0%             9           70,915,702        4.6%        5.6669%     1.24         78.0%
      79.1% - 80.0%            49        1,260,903,697        82.3%       5.5651%     1.30         79.6%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        86       $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO(1):    80.0%
MINIMUM CUT-OFF DATE LTV RATIO(1):    30.2%
WTD. AVG.CUT-OFF DATE LTV RATIO(1):   77.9%

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED       AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST        PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                           136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2007.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF YEARS          REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
  BUILT/RENOVATED (1)     PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
      1949 - 1985               8      $   52,783,396         3.4%       6.0510%     1.30x        71.0%
      1986 - 1995               9          57,067,121         3.7%       6.0952%     1.36         67.6%
      1996 - 2000              17         184,151,137        12.0%       5.7630%     1.26         78.3%
      2001 - 2003              16         138,568,173         9.0%       5.6775%     1.30         77.9%
      2004 - 2007              86       1,099,549,810        71.8%       5.5521%     1.30         78.7%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1949
WTD. AVG. YEAR BUILT/RENOVATED:     2003

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MAY 2007.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
        RANGE OF           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   OCCUPANCY RATES AT        REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
        U/W (1)           PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
       67% - 80%                5      $   61,321,286         4.0%       5.4956%     1.32x        79.5%
       81% - 85%                9         137,705,595         9.0%       5.4432%     1.33         77.7%
       86% - 90%               15         182,488,526        11.9%       5.4871%     1.32         79.4%
       91% - 93%               29         353,670,651        23.1%       5.5927%     1.31         78.5%
       94% - 95%               27         319,134,486        20.8%       5.5563%     1.29         79.0%
       96% - 97%               19         229,132,453        15.0%       5.8239%     1.24         77.8%
       98% - 100%              32         248,666,640        16.2%       5.8172%     1.31         74.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       136      $1,532,119,637       100.0%       5.6262%     1.30x        77.9%
                          =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      67%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    92%

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           SIGNIFICANT MORTGAGE LOANS

                                                          PERCENTAGE
                                            CUT-OFF       OF INITIAL                                                  CUT-OFF
                                             DATE          MORTGAGE                            MORTGAGE                DATE
                             PROPERTY      PRINCIPAL         POOL                  LOAN PER    INTEREST     U/W         LTV
 #  LOAN NAME                  TYPE       BALANCE (1)       BALANCE    SF/UNITS  SF/UNITS (1)    RATE      DSCR      RATIO (1)
 1  Alliance SAFD - PJ       Multifamily  $  475,000,000     14.4%        9,504   $ 49,979     5.3650%     1.37x      79.2%
 2  599 Lexington Avenue       Office     $  300,000,000      9.1%    1,019,461   $    294(2)  5.4390%     1.26x(2)   75.0%(2)
 3  Three Westlake Park and
    Four Westlake Park         Office     $  145,600,000      4.4%      975,857   $    149     5.6332%(3)  1.37x      68.7%
 4  Two North LaSalle          Office     $  127,440,000      3.9%      691,410   $    184     5.5575%     1.26x      78.7%
 5  Park Central               Office     $  115,000,000      3.5%      553,944   $    208     5.7605%     1.23x      78.8%
 6  Alliance SAFD - HC4      Multifamily  $   93,000,000      2.8%        1,938   $ 47,988     5.3450%     1.37x      79.9%
 7  Broadway Portfolio       Multifamily  $   70,000,000      2.1%          455   $153,846     6.2396%     1.36x      63.8%
 8  Greenwich Financial
    Center                     Office     $   52,800,000      1.6%       81,270   $    650     5.3400%     1.25x      75.4%
 9  Latitudes Apartments     Multifamily  $   50,520,000      1.5%          448   $112,768     5.8700%     1.21x      80.0%
10  Metro Square 95 Office     Office     $   48,000,000      1.5%      472,322   $    102     6.0200%     1.24x      78.8%
    --------------------------------------------------------------------------------------------------------------------------
    TOTAL / WTD. AVG.                     $1,477,360,000     44.8%                             5.5427%     1.31x      76.4%
    ==========================================================================================================================

(1)  Based on a May 2007 Cut-Off Date.

(2) The 599 Lexington Avenue Mortgage Loan is a $300,000,000 pari passu portion of a $750,000,000 mortgage loan. Loan per SF/Units, U/W DSCR and Cut-off Date LTV are based on the $750,000,000 financing.

(3)  Blended rate based on 5.52% ($63,200,000) and 5.72% ($82,400,000) interest rate for Three Westlake Park and Four Westlake Park, respectively.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $475,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $475,000,000
FIRST PAYMENT DATE:           December 11, 2006
MORTGAGE INTEREST RATE:       5.3650% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                November 11, 2016
MATURITY/ARD BALANCE:         $475,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is six (6)
                              months prior to the Maturity Date.
LOAN PER UNIT:                $49,979(1)
UP-FRONT RESERVES:            Engineering Reserve:         $1,708,314(3)
                              Renovation Reserve:          $4,016,686(4)
                              Operating Expense
                              and Liquidity Reserve:       $4,881,288(5)
ONGOING RESERVES:             Tax and Insurance Reserve:          Yes(6)
                              Replacement Reserve:          Springing(7)
                              Cash Collateral Reserve:            Yes(8)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(9)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Portfolio
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Conventional
LOCATION:                     Various(10)
YEAR BUILT/RENOVATED:         Various (11)
UNITS:                        9,504
OCCUPANCY AT U/W(12):       89%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Alliance Residential Management, L.L.C.

                              12/31/2004   12/31/2005   2/28/2007       U/W
                              ----------   -----------  -----------  -----------
NET OPERATING INCOME:         $31,482,982  $31,130,460  $32,832,315  $36,469,288
NET CASH FLOW:                                                       $35,518,888
DSCR                                                                    1.37x
APPRAISED VALUE:              $600,000,000
APPRAISAL DATE:               Various
CUT-OFF DATE LTV RATIO(1):    79.2%
MATURITY/ARD LTV RATIO:       79.2%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Alliance SAFD - PJ Loan is an interest only loan for its entire term.

(3) The engineering reserve was established at closing to fund immediate repairs.

(4) The renovation reserve was established at closing to fund capital improvements at the properties.

(5) The operating expense and liquidity reserve was established at closing to fund any debt service shortfalls.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) Beginning on May 11, 2008 and continuing thereafter until the maturity date, the borrower is required to deposit a monthly amount of 1/12 of the product of $250 and the number of units at the properties into a replacement reserve to fund ongoing repairs and replacements.

(8) Each month, the borrower is required to deposit 50% of any excess cash flow into the cash collateral reserve.

(9) The borrower's direct and indirect shareholders have incurred mezzanine debt in an aggregate principal amount of $35,000,000 secured by the ownership interests in the related borrower. Additionally, the principals of the related mezzanine borrower have incurred a second mezzanine loan in the original principal amount of $20,790,000 which second mezzanine loan is secured by the ownership interests in the related mezzanine borrower as well as the ownership interests in the mezzanine loan related to the Alliance SAFD - HC4 property.

(10) The Alliance SAFD - PJ Loan is secured by 32 multifamily properties located in various states as set forth in the table below.

(11) The Alliance SAFD - PJ Properties were constructed and renovated in various years as set forth in the table below.

(12) Based on the February 2007 rent rolls (other than with respect to the Wooded Creek property) and the October 2006 rent roll for the Wooded Creek property.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

                              PORTFOLIO INFORMATION

                                                                                         ALLOCATED
                             YEAR                                                     ORIGINAL LOAN     APPRAISED
PROPERTY NAME          BUILT/RENOVATED          LOCATION          UNITS   OCCUPANCY      BALANCE          VALUE
------------------------------------------------------------------------------------------------------------------
Park Pointe North         1988/2006         Atlanta, Georgia        770     85%(2)     $ 52,687,489   $ 68,750,000
Park Place at Turtle
   Run                    1989/2005      Coral Springs, Florida     350     99%(1)     $ 32,205,406   $ 47,200,000
Stillwater                1986/2006         Glendale, Arizona       516     88%(2)     $ 26,233,906   $ 31,300,000
Canyon Creek              1985/2006         Phoenix, Arizona        440     73%(2)     $ 24,599,658   $ 32,350,000
Woodland Meadows          1974/2006         Tamarac, Florida        296     95%(1)     $ 24,518,514   $ 29,350,000
Cranes Landing            1990/2006         Orlando, Florida        252     98%(1)     $ 22,454,050   $ 30,750,000
Waterford                 1976/2006       Corpus Christi, Texas     580     85%(2)     $ 21,166,729   $ 26,450,000
Hunters Glen              1980/2005           Plano, Texas          276     93%(2)     $ 17,005,402   $ 21,450,000
Enclave at Cityview       1986/2006         Fort Worth, Texas       416     94%(1)     $ 16,825,058   $ 20,400,000
Off Broadway              1986/2006           Mesa, Arizona         320     86%(2)     $ 16,551,995   $ 21,250,000
Churchill Crossing        1984/2006          Mesquite, Texas        344     92%(1)     $ 16,436,734   $ 19,350,000
The Equestrian            1986/2006        Scottsdale, Arizona      202     91%(1)     $ 15,418,374   $ 20,300,000
Wallingford               1981/2006          Houston, Texas         462     89%(1)     $ 14,840,691   $ 16,500,000
Fairway on the Park       1980/2006        Haltom City, Texas       402     86%(1)     $ 14,040,963   $ 16,650,000
Bellevue Heights          1985/2006       Nashville, Tennessee      225     90%(1)     $ 13,050,611   $ 16,950,000
Stone Ridge               1984/2006          Mesquite, Texas        383     78%(1)     $ 12,921,628   $ 17,850,000
Eagle's Point             1986/2006         Fort Worth, Texas       240     91%(1)     $ 10,668,988   $ 12,950,000
Surrey Oaks               1985/2006           Irving, Texas         248     89%(1)     $ 10,345,940   $ 12,300,000
Heritage Place            1986/2006          McKinney, Texas        200     94%(1)     $ 10,039,902   $ 12,150,000
Cedar Glen                1986/2006           Dallas, Texas         218     86%(1)     $ 10,031,920   $ 13,550,000
Park Ridge                1983/2006         Phoenix, Arizona        168     92%(1)     $  9,898,478   $ 10,800,000
Windsor Court             1984/2006         Lewisville, Texas       280     92%(1)     $  9,798,796   $ 11,950,000
Wooded Creek              1983/2006           DeSoto, Texas         196     94%(3)     $  9,779,693   $ 11,400,000
Meadowchase               1981/2006          Houston, Texas         282     83%(2)     $  9,666,497   $  9,950,000
Bent Creek                1985/2006          McKinney, Texas        200     91%(1)     $  9,329,011   $ 12,200,000
Shadowbluff               1985/2005       Nashville, Tennessee      220     91%(1)     $  9,233,995   $ 10,050,000
Lofts on Hulen            1985/2006         Fort Worth, Texas       325     90%(1)     $  8,909,612   $ 11,450,000
Woods at Lakeshore        1985/2006         Carrollton, Texas       128     92%(1)     $  6,970,207   $  9,100,000
Summer's Point            1980/2006         Glendale, Arizona       164     85%(2)     $  6,834,880   $  8,400,000
Creekside                 1984/2006         Fort Worth, Texas       164     91%(1)     $  4,992,075   $  5,900,000
The Savoy                 1983/2006         Fort Worth, Texas       152     88%(1)     $  4,892,888   $  6,850,000
The Corners               1983/2006          De Soto, Texas          85     93%(1)     $  2,649,910   $  4,150,000
------------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.                                                 9,504     89%        $475,000,000   $600,000,000
==================================================================================================================

(1)  Occupancy is based on the February 20, 2007 rent roll.

(2)  Occupancy is based on the February 28, 2007 rent roll.

(3)  Occupancy is based on the October 9, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The Alliance SAFD - PJ portfolio loan ("PJ") is secured by 32 multifamily properties containing 9,504 units located in Texas (59% of total units), Arizona (19% of total units), Florida (9% of total units), Georgia (8% of total units), and Tennessee (5% of total units). The 9,504 total units are comprised of 476 studios, 5,204 one-bedroom units, 3,599 two-bedroom units and 225 three-bedroom units. The portfolio is composed of garden-style apartment complexes constructed between 1974 and 1990. Typical complex amenities include clubhouses, swimming pools, access gates, tennis courts, fitness centers, and laundry facilities.

- All 32 properties were recently renovated with some properties renovated in 2005 and the majority of properties renovated in 2006. Recent renovations totaling over $17 million ($1,800/unit) included interior upgrades, exterior repairs and paint, HVAC replacement, roof repairs and replacement, new landscaping, clubhouse upgrades, and new signage. At closing, the borrower funded a CapEx Reserve of $4,016,686 for additional renovations planned over the next 24 months. Planned renovations include interior upgrades, foundation repair, HVAC - condensing units, balcony & stair repairs, landscaping, pool work, replacement of carpets and tile, appliances, and a major rehabilitation of the office/clubhouse space.

THE MARKETS

DALLAS/FORT WORTH, TEXAS

- Eleven of the PJ properties (Bent Creek, Cedar Glen, Churchill Crossing, Heritage Place, Hunters Glen, Stone Ridge, Surrey Oaks, The Corners, Windsor Court, Wooded Creek, and Woods at Lakeshore) totaling 2,558 units are located in the Dallas market. Six of the PJ properties (Creekside, Eagle's Point, Enclave at Cityview, Fairway on the Park, Lofts on Hulen, and The Savoy) totaling 1,699 units are located in the Fort Worth market. Dallas is the third largest city in Texas and the ninth largest in the United States, and Fort Worth is the fourth largest city in Texas. When the Dallas and Fort Worth Metropolitan Statistical Areas are combined, they make up the largest metropolitan area in Texas. The Dallas/Fort Worth area has a young and diverse labor force of more than three million people. The area's largest employers include American Airlines, Lockheed Martin, SBC Communications, Verizon Communications, Brinker International, and Texas Instruments, Inc. As of July 2006, the Dallas/Fort Worth MSA had an unemployment rate of 5.3%, which was in-line with the statewide unemployment rate of 5.2%.

- Per the REIS 4Q 2006 Dallas market report, Dallas had a population of 4,022,550 as of year end 2006, a 10.9% increase since 2001. The average household income was $118,413 as of year end 2006. The Dallas multifamily market consisted of 1,735 properties containing 373,676 units, of which 31,010 units, or 8.3%, were vacant. Over the course of 2006, 3,653 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 8.3% for the market remained in-line with the 2005 vacancy rate of 8.2%. Monthly asking rents ranged from $487 to $1,292 with an average of $758.

- Per the REIS 4Q 2006 Fort Worth market report, Fort Worth had a population of 1,994,610 as of year end 2006, an 11.6% increase since 2001. The average household income was $97,371 as of year end 2006. The Fort Worth multifamily market consisted of 692 properties containing 145,101 units, of which 12,727 units, or 8.8%, were vacant. Over the course of 2006, 1,809 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 8.8% was slightly lower than the 2005 vacancy rate of 9.0%. Monthly asking rents ranged from $462 to $1,097 with an average of $672.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

PHOENIX, ARIZONA

- Six of the PJ properties (Canyon Creek, Off Broadway, Park Ridge, Stillwater, Summer's Point, and The Equestrian) totaling 1,810 units are located in the Phoenix market. Encompassing an estimated 9,226 square miles of land, metropolitan Phoenix is comprised of twenty-four incorporated cities within the County of Maricopa, of which the largest include Phoenix, Mesa, Scottsdale, Tempe, Glendale, and Chandler. The top employers in the Phoenix area are Wal Mart, Honeywell International,Banner Health Systems, Raytheon, and Intel Corporation. Based on June 2006 data provided by the Bureau of Labor Statistics, unemployment rates have gradually declined since 2002 in the Phoenix MSA. The unemployment rate was 3.9% in June 2006, in relation to 4.1% in 2004, and 4.6% in 2003 for the same period. The state of Arizona reported unemployment at 4.4% for June 2006.

- Per the REIS 4Q 2006 Phoenix market report, Phoenix had a population of 4,020,900 as of year end 2006, a 17.0% increase since 2001, making it the 7th largest MSA in the United States. The average household income was $96,736 as of year end 2006. The Phoenix multifamily market consisted of 1,527 properties containing 236,413 units, of which 15,499 units, or 6.6%, were vacant. Over the course of 2006, 2,374 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 6.6% was in-line with the 2005 vacancy rate of 6.4% as the market absorbed the majority of the new units. Monthly asking rents ranged from $504 to $1,156 with an average of $750.

FORT LAUDERDALE, FLORIDA

- Two of the PJ properties (Park Place at Turtle Run and Woodland Meadows) totaling 646 units are located in the Fort Lauderdale market and in Broward County. According to the appraiser, the 2006 population of Broward County is 1,820,780. The population has grown an average of 1.67% annually since 2002. The total stock of housing in Broward County was 782,384 units in 2004, an increase of nearly 6.0% since 2000. Of this total, 87.8% are occupied. Major employers include North Broward Hospital District, Winn Dixie, Inc., American Express, Publix Supermarkets, and Motorola. The unemployment rate for Broward County stands at 2.8% as of May 2006, while the state of Florida as a whole stands at 2.9%.

- Per the REIS 4Q 2006 Fort Lauderdale market report, Fort Lauderdale had a population of 1,830,050 as of year end 2006, an 8.4% increase since 2001. The average household income was $99,744 as of year end 2006. The Fort Lauderdale multifamily market consisted of 334 properties containing 70,453 units, of which 2,769 units, or 3.9%, were vacant. The 2006 vacancy rate of 3.9% was higher than the 2005 vacancy rate of 2.6%, but lower than the 2001, 2002, 2003 and 2004 vacancy rate. Monthly asking rents ranged from $699 to $1,586 with an average of $1,097.

ATLANTA, GEORGIA

- One PJ property (Park Pointe North) totaling 770 units is located in the Atlanta market. Per the REIS 4Q 2006 report, Atlanta had a population of 5,086,030 as of year end 2006, a 13.2% increase since 2001. The major employers in the area include Delta Airlines, Bell South, Gwinnet Schools, Emory University, Cobb Public Schools, and the U.S. Post Office. The estimated unemployment rate for the Atlanta MSA was 4.5% as of August 2006. The average household income was $102,842 as of year end 2006.

- The Atlanta multifamily market consisted of 1,599 properties containing 340,706 units, of which 28,795 units, or 8.5%, were vacant. Over the course of 2006, 3,908 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 8.5% was only slightly higher than the 2005 vacancy rate of 8.0%. Monthly asking rents ranged from $544 to $1,274 with an average of $825.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

HOUSTON, TEXAS

- Two of the PJ Properties (Meadowchase and Wallingford) totaling 744 units are located in the Houston market. Houston is the largest city in the Southwestern U.S. and the seventh most populous metropolitan area in the United States with approximately 5.23 million residents. Currently, 28 of the nation's 100 largest energy companies are headquartered in the City of Houston, and more than 5,000 energy-related firms operate in the region. As a result, the city has emerged as the "energy capital" of the world. While the energy sector continues to be an important economic driver in Houston, other sectors play an increasingly important role in Houston's economy and provide new prospects for growth. One driver of this growth is the medical industry, which is anchored by the largest medical center in the world--the Texas Medical Center. Located in Houston, this center employs approximately52,000 people and has been vital for the growth of the bio-med industry in the Houston area. As of July 2006, the Houston unemployment rate was 5.5%, which was slightly higher than the statewide rate of 5.2%.

- Per the REIS 4Q 2006 Houston market report, Houston had a population of 5,461,740 as of year end 2006, an 11.3% increase since 2001. The average household income was $121,125 as of year end 2006. The Houston multifamily market consisted of 1,890 properties containing 443,672 units, of which 31,589 units, or 7.1%, were vacant. Over the course of 2006, 3,764 units came online in the market which was partly responsible for the increase in vacancy to 7.1% in 2006 from 6.2% as of 2005. Monthly asking rents ranged from $463 to $1,295 with an average of $715.

ORLANDO, FLORIDA

- One PJ property (Crane's Landing) totaling 252 units is located in the Orlando market. The Orlando MSA enjoys a highly diverse economy. The major employers in the area include Walt Disney World, Florida Hospital, Publix Super Markets, and Orlando Regional Healthcare Systems. The unemployment rate for the Orlando MSA as of February 2006 was 4.3%.

- Per the REIS 4Q 2006 Orlando market report, Orlando had a population of 2,014,370 as of year end 2006, a 16.3% increase since 2001. The average household income was $88,291 as of year end 2006. The Orlando multifamily market consisted of 491 properties containing 114,345 units, of which 5,559 units, or 4.9%, were vacant. Over the course of 2006, 1,040 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 4.9% was in-line with the 2005 vacancy rate of 4.8% as the market absorbed the majority of the new units. Monthly asking rents ranged from $600 to $1,264 with an average of $865.

NASHVILLE, TENNESSEE

- Two of the PJ properties (Bellevue Heights and Shadowbluff) totaling 445 units are located in the Nashville market. Economy.com reported a population growth of 1.0% for 2005, and a five-year annual average increase on the order of 1.4%. Metro Nashville/Davidson County is the economic focal point of the area with its population of about 521,000 residents, while the remaining seven counties have a combined population of an additional 767,000 residents, creating a viable MSA of just over 1.288 million persons. The major employers in the Nashville area include Vanderbilt University, HCA Healthcare, Saturn Corporation, Nissan Manufacturing, and St. Thomas Health Systems. Current unemployment in the Metro area is 4.7%, which is not only among the lowest in the state, but well below nearly all national averages. The current unemployment rate for the state of Tennessee is 5.8%.

- Per the REIS 4Q 2006 Nashville market report, Nashville had a population of 1,446,020 as of year end 2006, a 7.5% increase since 2001. The average household income was $99,829 as of year end 2006. The Nashville multifamily market consisted of 445 properties containing 86,169 units, of which 4,743 units, or 5.5%, were vacant. Over the course of 2006, 506 units came online in the market; however, despite the new inventory, the 2006 vacancy rate of 5.5% was lower than the 2005 vacancy rate of 6.2% as the market absorbed the majority of the new units. Monthly asking rents ranged from $473 to $1,197 with an average of $712.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - PJ

CORPUS CHRISTI, TEXAS

- One PJ property (Waterford - 580 units) is located in Corpus Christi, Texas. Per the Appraisal, Corpus Christi had an estimated 2005 population of 279,189 with an estimated 98,040 households. The average household income was $40,249 for 2005. Major area employers include Naval Air Station Corpus Christi, Corpus Christi ISD, and Cristus Spohn Health System. As of July 2006, the Corpus Christi MSA reported an unemployment level of 5.9% with a civilian labor force of 201,023. The Corpus Christi market had 27,987 units in 2005. As of August 2006, the Corpus Christi market was 95.4% occupied. Monthly rental rates ranged from $395 to $1,235 with an average of $602.

THE BORROWER

- The borrowing entity is a single purpose, bankruptcy remote entity controlled by Alliance Holdings, LLC ("Alliance"). Alliance was formed in 1994 to own and operate multifamily properties as a long-term investor. The company has grown from 5,000 units in 1994 to one of the largest multifamily property owners in the nation with approximately 47,700 units spanning 16 states including communities throughout Texas and the Midwest, Nevada, Arizona, and along the East Coast from Maryland to Florida. The principals of Alliance, Andrew Schor (President) and Steven Ivankovich
     (CEO), have more than 25 years of combined real estate experience.

THE MANAGER

- The properties are managed by Alliance Residential Management, LLC, which is a borrower-related entity. The company is one of the largest operators of multifamily communities in the United States and recognized as a leader because of the experience of its executives, the performance of its properties and its innovative management training program. Alliance Residential Management, LLC manages over 47,000 units in communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, and in Nevada and Arizona.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              599 LEXINGTON AVENUE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL
BALANCE(1):               $300,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(2):               $300,000,000
FIRST PAYMENT DATE:       April 1, 2007
MORTGAGE INTEREST RATE:   5.4930% per annum
AMORTIZATION TERM:        Interest only (3)
HYPERAMORTIZATION:        N/A
ARD DATE:                 N/A
MATURITY DATE:            March 1, 2017
MATURITY/ARD BALANCE:     $300,000,000
INTEREST CALCULATION:     Actual/360
CALL PROTECTION:          Lockout/defeasance until the date that is six (6)
                          months prior to the Maturity Date.
LOAN PER SF:              $736(1)
UP-FRONT RESERVES:        None
ONGOING RESERVES:         None
LOCKBOX:                  Hard
SUBORDINATE FINANCING:    None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:   Single Asset
PROPERTY TYPE:            Office Building
PROPERTY SUB-TYPE:        Central Business District
LOCATION:                 New York, NY
YEAR BUILT/RENOVATED:     1986/NA
SQUARE FEET:              1,019,461
OCCUPANCY AT U/W(4):      97%
OWNERSHIP INTEREST:       Fee

                                    % OF TOTAL      LEASE
MAJOR TENANT(S)            NRSF        NRSF      EXPIRATION
-----------------------   -------   ----------   ----------
Sherman & Sterling LLP    517,658       50.8%     8/31/2022
Kirkpatrick & Lockhart    125,176       12.3%    10/31/2017
Goodwin Proctor LLP       117,298       11.5%    10/30/2008

PROPERTY MANAGEMENT:   Boston Properties Limited Partnership

                            12/31/2004    12/31/2005     12/31/2006     U/W
                           -----------  --------------  -----------  -----------
NET OPERATING INCOME:      $41,242,009  $41,198,416     $41,932,203  $53,641,052
NET CASH FLOW:                                                       $52,547,834
DSCR(1):                                                                1.26x
APPRAISED VALUE:                        $1,000,000,000
APPRAISAL DATE:                         2/1/2007
CUT-OFF DATE LTV RATIO(1):              75.0%
MATURITY/ARD LTV RATIO(1):              75.0%

(1) The 599 Lexington Avenue Mortgage Loan is a $300,000,000 PARI PASSU portion of a $750,000,000 mortgage loan. All DSCR, LTV and Loan per SF numbers in this term sheet are based on the $750,000,000 financing.

(2)  Based on the May 2007 cut-off date principal balance.

(3) The 599 Lexington Avenue Mortgage Loan is an interest only loan for its entire term.

(4)  Based on the February 1, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- The 599 Lexington Avenue Loan was co-originated by Column Financial, Inc., KeyBank National Association and JPMorgan Chase Bank, N.A., and was split into four pari passu notes: a $225,000,000 A-1 Note, a $225,000,000 A-2 Note, a $150,000,000 A-3 Note and a $150,000,000 A-4 Note. Column
     Financial, Inc. and KeyBank National Association are contributing the A-3 Note and A-4 Note, respectively, into the trust.

- 599 Lexington Avenue (the "Subject" or the "Property") is a 47-story, Class A office building containing approximately 1,019,461 square feet located at the corner of Lexington Avenue and 53rd street in the heart of Midtown Manhattan.

- Developed by Boston Properties in 1986, the Subject is an architecturally recognizable landmark building in Midtown Manhattan designed by Edward Larrabee Barnes. The Property features a fifty-foot high marble lobby that showcases a three-dimensional painting by Frank Stella, which was commissioned for the space. The Property is served by twenty-two elevators in four banks. In addition, two specially designed service cars connected to the loading dock facilitate deliveries to and from the building. Access to the elevators is controlled by turnstile card access control system and a Fast Pass identification/photo system.

- The Subject is easily accessible by the 4, 5, 6, E and V lines of the New York City subway system, which has a station located directly beneath the building. The station provides the Property with access to Grand Central Station, Penn Station and the Port Authority Bus Terminal via subway. The property is located within a few blocks of the world headquarters of many of the largest financial institutions and corporations in the world including JPMorgan Chase, Bear Stearns, Citigroup, Colgate Palmolive and Bristol-Myers Squibb. In addition, the surrounding area is serviced by fine dining, retail, and world class hotels including The Waldorf Astoria, The Four Seasons, the New York Palace and The St. Regis.

- As of February 1, 2007, the Subject was 97% occupied by 15 office tenants with a weighted average of $54.55/SF. Most tenants at the Subject are on base year leases. Adjusting for the recovery of operating expenses, the Subject has a weighted average total rent per square foot of $71.15. In addition to the office space at the Subject, nine tenants totaling 1.0% of NRA make up the ground floor retail component of the Property, including Starbucks, Jamba Juice, Cafe Europa, Bank of America, Gruen Inc, Roses & Blooms, Lajan Corporation and Hectors Shoe Repair. Weighted average rent within the retail spaces as of February 1, 2007 was $136.17/SF.

- The largest tenant at the Subject is Shearman & Sterling LLP, occupying 517,658 square feet (50.8% NRA) at $36.64/SF on a net basis. Adjusting for the recovery of operating expenses, the total rent per square foot equals $63.64. Founded in 1873, Shearman & Sterling is a New York based law firm that currently employs 1,000 attorneys located in 19 domestic and international offices. Shearman & Sterling has practices that include antitrust, bankruptcy, capital markets, mergers and acquisitions, tax, and project development and finance. Sherman & Sterling was ranked as the 13th largest law firm in the country in 2005 with gross revenues of over $835 million. Sherman & Sterling's lease expires in August 2022 with two, five-year renewal options. Sherman & Sterling has been at the Subject since 1986.

- The second largest tenant at the Subject is Kirkpatrick & Lockhart Nicholson Graham Preston Gates and Ellis LLP ("Kirkpatrick"), occupying 125,176 square feet (12.3% NRA) at $74.13/SF on a base year lease. Adjusting for the recovery of operating expenses, the total rent per square foot equals $77.90. Kirkpatrick is a Pittsburgh based law firm that currently employs 1,400 lawyers in 22 offices throughout the world. Kirkpatrick represents multinational corporations, large banks and public sector entities in areas of practice that include government regulation, intellectual property and mergers and acquisitions. Kirkpatrick was ranked the 44th largest law firm in the country in 2005 with gross revenues of $469 million. Kirkpatrick's lease expires in October of 2017 with two 5-year renewal options.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The third largest tenant at the Subject is Goodwin & Proctor LLP, occupying 117,298 square feet (11.5% NRA) at $73.05/SF on a base year lease. Adjusting for the recovery of operating expenses, the weighted average total rent per square foot equals $77.49. Headquartered in Boston and established in 1912, Goodwin & Proctor is a national full service law firm that employs over 700 attorneys with offices located in Boston, Los-Angeles, New York, San Francisco, and Washington D.C. The firm provides an extensive range of legal services through eight global practice groups, namely Corporate, General Litigation, Real Estate, Private Equity, REITs and Real Estate Capital Markets, Financial Services, Intellectual Property and Product Liability & Mass Torts. Goodwin & Procter was ranked as the 52nd largest law firm in the country with gross revenues of $415 million in 2005. Goodwin & Proctor's lease expires in November of 2008.

- 599 Lexington Avenue is located within the Plaza District of the Midtown Manhattan office market, which is generally defined as the area bound by 47th Street to the south and 65th Street to the north, and from Avenue of the Americas to the East River. Within the Plaza District, the area is further divided into four submarkets; the Subject is located within the East Side office submarket. According to Cushman & Wakefield Research Services, as of Q4 2006, the overall Plaza District contained approximately
     97.3 million square feet of Class A office space with weighted average rents of approximately $75.65/SF. In the same period, the East Side submarket contained approximately 18.3 million square feet of Class A office space with average rents of approximately $57.47/SF. As of Q4 2006, vacancy rates in the Plaza District and East Side office submarket were 3.7% and 3.6%, respectively.

- The Appraiser identified eight buildings that are considered directly competitive with the subject. Recently signed leases at these buildings reportedly range from $80.00/SF to $110.00/SF. As discussed earlier, weighted average in-place rent for the office space at the Subject is $54.55/SF, or $71.15/SF when adjusted to account for the recovery of operating expenses, reflecting significant upside as leases roll. The subject is currently 97% occupied, and has maintained occupancy above 95% since 2003, reflecting its competitiveness amongst other comparable buildings within the immediate area.

- The borrowing entity is a single purpose, bankruptcy remote entity controlled by Boston Properties, Inc., a self-administered and self-managed real estate investment trust (REIT). The company is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. The company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997 and trades under the symbol BXP on the NYSE. As of April 2, 2007, Boston Properties had a market capitalization of $14.1 billion. Boston Properties is an investment grade company maintaining current senior unsecured debt ratings of A- from Standard & Poor's and Baa3 from Moody's.

- Boston Properties, Inc. serves as the property manager for the Subject. The company acquires, develops, and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco, and Princeton, NJ. Its property portfolio is comprised primarily of Class A office space and also includes two hotels. As of December 31, 2006, Boston Properties owned and managed 123 properties totaling approximately 31.3 million square feet. The approximate breakdown by income of the portfolio includes 37% in New York, 26% in Boston, 20% in Washington D.C., 13% in San Francisco and 4% in Princeton. The company has developed Class A, Central Business District office buildings, suburban office centers and build-to-suit projects for the U.S. Government and has a diverse array of high-credit tenants.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE     CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES      TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
 2008         12             $72.38            11.9%            11.9%           16.0%               16.0%
 2009         11             $69.55             5.1%            17.0%            6.6%               22.6%
 2010          3             $60.00             2.2%            19.3%            2.5%               25.1%
 2011          5             $93.65             1.2%            20.4%            2.0%               27.1%
 2012          1             $89.07             0.2%            20.7%            0.4%               27.5%
 2014          3            $126.06             0.7%            21.4%            1.6%               29.1%
 >2016        44            $ 50.70            75.5%            96.9%           70.9%              100.0%
Vacant       N/A                N/A             3.1%           100.0%            N/A                 N/A

(1)  Data based on the rent roll dated February 1, 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   THREE WESTLAKE PARK AND FOUR WESTLAKE PARK

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $145,600,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $145,600,000
FIRST PAYMENT DATE (2):              Three Westlake: January 11, 2007
                                     Four Westlake:  November 11, 2006
MORTGAGE INTEREST RATE:              5.6332% per annum (3)
AMORTIZATION TERM:                   Interest only (4)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       October 11, 2011
MATURITY/ARD BALANCE:                $145,600,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the Maturity
                                     Date.
LOAN PER SF:                         $149(1)
UP-FRONT RESERVES:                   TI/LC Reserve:             $2,951,433 (5)
ONGOING RESERVES:                    Tax and Insurance Reserve:        Yes (6)
                                     Replacement Reserve:              Yes (7)
                                     TI/LC Reserve:              Springing (8)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Central Business District
LOCATION:                            Houston, TX(9)
YEAR BUILT/RENOVATED:                Various(10)
SQUARE FEET:                         975,857
OCCUPANCY AT U/W(11):                100%
OWNERSHIP INTEREST:                  Fee

                                            % OF         LEASE
MAJOR TENANT(S)                  NRSF    TOTAL NRSF    EXPIRATION
----------------------------   -------   ----------   -----------
FOUR WESTLAKE PARK
BP Corporation North America   495,929      88.4%      6/30/2010
New Era Life Insurance Co.      64,828      11.6%      5/30/2010
THREE WESTLAKE PARK
Conoco Philips Company         245,029      59.1%      2/28/2011
BP Corporation North America   142,638      34.4%     11/30/2011
Murphy Oil Company              21,682       5.2%      6/30/2010

PROPERTY MANAGEMENT:           Crescent Property Services Inc.

                         12/31/2004   12/31/2005    12/31/2006       U/W
                        -----------   ----------   -----------   ----------
NET OPERATING INCOME:   $12,134,117   $12,864,09   $12,454,004   12,637,868
NET CASH FLOW:                                                   11,380,320
DSCR(1):                                                            1.37x
APPRAISED VALUE:                     $211,850,000
APPRAISAL DATE:                      9/15/2006
CUT-OFF DATE LTV RATIO(1):           68.7%
MATURITY/ARD LTV RATIO(1):           68.7%

(1)  Based on the May 2007 cut-off date principal balance.

(2) "Three Westlake" means the property known as Three Westlake Park which secures the mortgage loan originated on December 11, 2006, with an initial payment date of January 11, 2007, and "Four Westlake" means the property known as Four Westlake Park which secures the mortgage loan originated on September 25, 2006, with an initial payment date of November 11, 2006.

(3) This interest rate is the weighted average of the interest rates for Three Westlake, which has a principal balance of $63,200,000 at 5.5200%, and Four Westlake, which has a principal balance of $82,400,000 at 5.7200%.

(4) The Three Westlake Park and Four Westlake Park Loan is an interest only loan for its entire term.

(5) The TI/LC reserve was established at closing to fund tenant improvements and leasing commissions for Three Westlake.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $16,283 per month into a replacement reserve to fund ongoing repairs and replacements.

(8) If BP Exploration and Oil, Inc. ("BP") does not renew its lease at Four Westlake 24 months prior to its scheduled termination date, the borrower will be required to fund the tenant improvement and leasing commissions reserve immediately in an amount equal to six (6) months of the monthly interest payments plus all excess cash flow from both Three Westlake and Four Westlake, until a major tenant leases the BP space. If Conoco Phillips ("Conoco") does not renew its lease at Three Westlake 24 months prior to its scheduled termination date, the borrower will be required to fund the tenant improvement and leasing commissions reserve immediately in an amount equal to six (6) months of the monthly interest payments plus all excess cash flow from Three Westlake until a major tenant leases the Conoco space.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(9) The Three Westlake Park and Four Westlake Park Loan is secured by two (2) office building properties both of which are located in Houston, Texas.

(10) Three Westlake was constructed in 1983 and renovated in 2005. Four Westlake was constructed in 1992 and renovated in 2004.

(11) Based on the respective October 1, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Three Westlake Park and Four Westlake Park (collectively, the "Subject") are cross collateralized and cross defaulted mortgage loans with original balances of $63,200,000 and $82,400,000, respectively.

     - Three Westlake Park ("Three Westlake") is a 19-story, 414,792 square foot, Class A office building located at 550 Westlake Park, Houston, Texas. The main lobby features a 37-foot atrium design with white/gray inlayed marble floors and the wall finishes are made of stone, light wood, and steel. Three Westlake was built in 1983 by Hines Interests and is currently 100% leased to seven tenants. Three Westlake recently won its second Texas Building and Managers Association Office Building of the Year Award in 2006. Leases for major office tenants at Three Westlake are NNN with overall in place average rent of $14.94/SF.

          - ConocoPhillips (Moody's/S&P:A1/A-), the largest tenant at Three Westlake, occupies 245,029 square feet (59.1% NRA) at $13.75/SF NNN through February 28, 2011. ConocoPhillips is a global energy company, which operates six main business segments: Exploration and Production; Midstream, Refining and Marketing; LUKOIL Investment; Chemicals; and Emerging Businesses. ConocoPhillips, headquartered in Houston, has approximately 38,400 employees worldwide and is the third largest integrated energy company in the United States. The company was ranked number six on the 2006 Fortune 500 list. ConocoPhillips is headquartered approximately one mile from Three Westlake and currently uses their space at Three Westlake to run their Lower 48 division. Their Lower 48 division is primarily involved in the crude oil and natural gas exploration and production operation for U.S. non-Alaska, which includes the Gulf of Mexico.

          - The second largest tenant at Three Westlake is BP Corporation North America ("BPCNA") (Moody's/S&P: Aa1/AA+). BPCNA occupies 142,638 square feet (34.4% NRA) at $16.61/SF NNN through November, 30 2011. BPCNA is a wholly owned subsidiary of BP America Inc. ("BP"), the American subsidiary of London based BP, PLC (Moody's/S&P: Aa1/AA+). BP is an international, integrated energy company, with their U.S. headquarters located at One Westlake Park in Houston, adjacent to Three Westlake. BP is the world's third largest oil company and was ranked number four worldwide on the Fortune 500 list. From Houston, its U.S. Headquarters, BP directs operations throughout the Americas, including the company's substantial operations in the Gulf of Mexico. BPCNA manages part of their operations in the Gulf of Mexico from Three Westlake.

          - Murphy Exploration and Production Company (Moody's/S&P:Baa2/BBB), the third largest tenant, occupies 21,682 square feet (5.2% NRA) at $11.06/SF NNN through June 30, 2010. The tenant is a wholly-owned subsidiary of Murphy Oil Corporation. Murphy Oil Corporation is headquartered in El Dorado, Arkansas, and its operations are split into two segments: Exploration and Production, and Refining and Marketing. Their Exploration and Production division has interests in the United States, Canada, the United Kingdom, and Malaysia. Murphy Exploration and Production Company, which is based at Three Westlake, is engaged in crude oil and natural gas exploration outside North America and in Alaska. As of year end 2006, Murphy Oil Corporation had
               99.1 million barrels of proved oil reserves, 113.5 million barrels of proved developed natural gas reserves, and 125.9 million barrels of synthetic oil proved reserves. Murphy Oil Corporation is a Standard & Poor's 500 company.

     - Four Westlake Park ("Four Westlake") is a 20-story, 561,065 square foot, Class A office building located at 200 Westlake Park, Houston, Texas. The main lobby design consists of marble floors and wall finishes featuring white Indiana limestone, pink French limestone, black granite and Anigre wood with stainless steel channels. Four Westlake was built in 1992 to the specifications of BP, PLC and is 100% occupied by two tenants: BP Corporation North America and New Era Life Insurance Company.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     - The largest tenant at Four Westlake is BPCNA. BPCNA occupies 459,929 square feet (88.4% of NRA) through June 30, 2010, with average in place rents of $13.34/SF NNN. BPCNA manages most of their operations in the Gulf of Mexico from Four Westlake. In addition, the property manager reported that BPCNA was currently in the midst of renovating and upgrading 10 of the floors they occupy at Four Westlake at their own expense. The total costs of the upgrades are estimated to be approximately $10 million. BPCNA's lease is guaranteed by BP America, Inc. (Moody's/S&P:Aa1/NR).

     - New Era Life Insurance Company, the second tenant at Four Westlake, occupies 64,828 square feet (11.6% NRA) at $12.50/SF NNN through May 31, 2010. New Era Life Insurance Company is a full service insurance company that is licensed to write accident, health and life insurance policies in the State of Texas. In addition to writing consumer insurance policies, the company is engaged in the reinsurance business. Four Westlake serves as the headquarters of New Era Life Insurance Company.

- Three Westlake and Four Westlake are located in the western portion of Houston, in the world-renowned Energy Corridor. The neighborhood is bordered by Westheimer to the south, the Sam Houston Parkway to the east, Barker Cypress Road to the west, and Interstate 10 one mile to the north. Westlake Park, the office park where Three Westlake and Four Westlake are located, is a coveted development for office tenants due its direct access to Interstate 10 and its proximity to the area's most sought after residential neighborhoods. Of the more than 2.3 million square feet of office space in the park, there is less than 15,000 square feet of available space, equating to an overall occupancy of 99%.

- Houston is the U.S. energy headquarters and the center for virtually every segment of the global petroleum and natural gas industry. More than 5,000 energy-related firms are located within the Houston MSA, including nearly 600 exploration and production firms. The Energy Corridor, which is home to Three Westlake and Four Westlake, is an office submarket that boasts the highest concentration of energy-related businesses in Houston. Companies such as BP, ConocoPhillips, Shell Oil, ExxonMobil, Global Marine, Cabot Oil & Gas, Citgo Petroleum, and Vastar Resources all own or lease major facilities in the area.

- According to CoStar, Three Westlake and Four Westlake are located within the Katy Freeway submarket, which is one of the strongest submarkets for Class A office space within Houston. The Katy Freeway Class A submarket consists of 55 buildings for a total of approximately 10.1 million square feet. As of Q4 2006, CoStar reported a 4% vacancy rate for the submarket, whereas the overall vacancy rate was 11.8% for Class A office space across all of the CoStar's submarkets. Coupled with the some of the lowest vacancy rates in the market, the submarket also benefits from some of the highest quoted rents for Class A office space. During Q4 2006, quoted rental rates in the submarket were $24.81/SF Gross, whereas the average quoted rate for Class A space among all of the CoStar submarkets was $22.83/SF Gross.

- In evaluating both Three Westlake and Four Westlake, the Appraiser used the same set of six comparable Class A office properties located within the market. All of the comparable properties used in the Appraiser's analysis had reported occupancies ranging from 93% to 100% with an average occupancy of 98%. The quoted rental rates for the comparable set ranged from $13.50/SF to $16.00/SF NNN and $24.00/SF to $26.00/SF for gross leases with base year stops.

- The borrower is a single purpose, bankruptcy remote entity controlled by high net-worth, international clients of Falcon Real Estate Investment Company, Ltd ("Falcon"). Falcon maintains operational control of the asset in accordance with an asset management agreement. Falcon is a specialized, professional organization that provides a full range of advisory and management services for international investors in the United States real estate market. They currently manage over 6.5 million square feet of real estate in the United States and have approximately $2.43 billion in assets under management. Since its inception in 1990, Falcon has carried out approximately $4 billion in real estate transactions. Based on the combined total purchase price of $209.25 million, the borrower has approximately $69.9 million in equity in the deal.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The property manager is Crescent Property Services, a subsidiary of Crescent Real Estate Equities ("Crescent"). Crescent operates as a real estate investment trust (REIT) in the United States. The company, through its subsidiaries and joint ventures, owns and manages a portfolio of premier office buildings. The company also invests in resorts and spas, business-class hotels, and upscale residential developments. Crescent currently owns and manages 71 premier office buildings for a total of approximately 28 million square feet. Based in Fort Worth Texas, Crescent has large concentration of office properties in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Their current portfolio includes approximately
     10.9 million square feet of office space in Houston.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1, 2)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
  MTM          1             $15.30             0.3%            0.3%              0.4%              0.4%
 2006          1             $12.00             0.3%            0.6%              0.3%              0.7%
 2007          1             $12.00             0.2%            0.8%              0.1%              0.8%
 2009          1             $ 8.00             0.2%            1.0%              0.1%              0.9%
 2010         30             $13.16            59.6%           60.6%             58.2%             59.1%
 2011         19             $14.00            39.4%          100.0%             40.9%            100.0%
Vacant       N/A                N/A             0.0%          100.0%              N/A               N/A

(1)  Data based on the rent roll dated October 1, 2006.

(2) Data reflects combined lease rollover for Three Westlake Park and Four Westlake Park, respectively.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                TWO NORTH LASALLE

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $127,440,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $127,440,000
FIRST PAYMENT DATE:           March 11, 2007
MORTGAGE INTEREST RATE:       5.5575% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                February 11, 2017
MATURITY/ARD BALANCE:         $127,440,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is five (5)
                              months prior to the Maturity Date.
LOAN PER SF:                  $184(1)
UP-FRONT RESERVES:            Engineering Reserve:         $2,300,000(3)
                              Tenant Inducement Reserve:   $1,168,140(4)
ONGOING RESERVES:             Tax:                                Yes(5)
                              Replacement Reserve:                Yes(6)
                              Cash Trap Reserve:            Springing(7)
LOCKBOX:                      Springing
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Chicago, IL
YEAR BUILT/RENOVATED:         1978/2001
SQUARE FEET:                  691,410
OCCUPANCY AT U/W(8):          99%
OWNERSHIP INTEREST:           Fee

                                        % OF TOTAL      LEASE
MAJOR TENANT(S)                 NRSF       NRSF      EXPIRATION
---------------------------   -------   ----------   ----------
Neal Gerber & Eisenberg LLP   187,287      27.1%      5/31/2017
Computershare Investor
Service                        78,875      11.4%      7/31/2016
Hartford Life Insurance        63,421       9.2%     12/31/2012

PROPERTY MANAGEMENT:          Harbor Group Management Co.

                                         7/31/2006       U/W
                                        ----------   ----------
NET OPERATING INCOME:                   $7,907,707   $9,729,583
NET CASH FLOW:                                       $9,030,051
DSCR:                                                   1.26X
APPRAISED VALUE:              $162,000,000
APPRAISAL DATE:                   2/1/2007
CUT-OFF DATE LTV RATIO(1):            78.7%
MATURITY/ARD LTV RATIO:               78.7%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Two North LaSalle Loan is an interest only loan for its entire term.

(3) The engineering reserve was established at closing to fund immediate repairs.

(4) The tenant inducement reserve was established at closing to satisfy all improvement allowances, rent credits, leasing commissions and similar fees or credits due to tenants under certain leases.

(5) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(6) The borrower is required to deposit $11,533 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) Upon the occurrence of either or both of (a) NGE Trigger Event or (b) a Computershare Trigger Event (each as defined below), all excess cash flow (up to $15 per square foot of applicable space) is required to be deposited into the Cash Trap Reserve Account. "Computershare Trigger Event" means an event triggered on August 1, 2015, provided that such cash trap will end when (x) the borrower enters into a replacement lease (with a tenant satisfactory to the lender) or a renewal lease for all of the space, or (y) the amount deposited into the cash trap reserve for such space satisfies the threshold required by the loan agreement and no cash will required to be trapped if the borrower delivers to the lender a letter of credit (in an amount specified under the loan agreement) by August 15, 2015. "NGE Trigger Event" means an event triggered on (x) the earlier to occur of (i) the borrower's receipt of notice from NGE or other evidence that NGE will terminate its lease in whole or in part, and (ii) NGE terminating its lease, or (y) June 1, 2016, provided that such cash trap will end when (i) the borrower enters into a replacement lease (with a tenant satisfactory to the lender) or a renewal lease for all of the space, or (ii) the amount deposited into the cash trap reserve for such space satisfies the threshold required by the loan agreement and no cash will required to be trapped if the borrower delivers to the lender a letter of credit (in an amount specified under the loan agreement) by June 15, 2016.

(8)  Based on the December 1, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Two North LaSalle (the "Subject" or the "Property") is a 26-story multi-tenanted Class B office building located in Chicago, IL. The Subject is located on the corner of North LaSalle Street and West Madison Street in the heart of the Central Loop area in downtown Chicago.

- The building was designed by Perkins & Will, a prominent local architectural firm established in 1935. This landmark building features a full service restaurant, retail shops and concierge services. Completed in 1979 and renovated in 2001, the Subject contains approximately 691,410 square feet and has floor plates of approximately 27,000 square feet. The Property's sizable floor plates enable larger tenants the flexibility to house their operations within a single location. In addition, the building is fitted with high-quality institutional finishes and amenities including a lobby with a 2-story ceiling height, polished stone flooring and wall tiles.

- As of December 1, 2006, the Subject was 99% occupied by 43 tenants within various industries including law, technology and insurance. The Subject has an average in-place office rent of $12.62/SF NNN and an in-place retail rent of $47.90/SF NNN, with 46.4% of the NRA leased to credit quality tenants including Neal, Gerber & Eisenberg, LLP, Hartford Fire Insurance, Harris Associates LP, BNY Midwest Trust Company and Country Wide Home Loans, Inc. The ground floor of the Subject contains seven retail tenants representing 2.6% of NRA, and the remaining floors are leased to 36 office tenants representing 93.9% of NRA. The building also has a conference center, management offices and storage space.

-    Neal, Gerber & Eisenberg, LLP ("NGE") (27.1% NRA; $11.42/SF NNN; Lease
     Exp.: 5/31/2017) is the largest tenant and occupies 187,289 square feet, including office and storage space. NGE is a Chicago based law firm providing services to a diverse group of clients in a wide array of domestic and global business transactions and litigation matters. With over 200 attorneys, the firm's clients include privately and publicly held companies, financial institutions, non-profit organizations and high net worth individuals. The firm's client base reflects virtually every business industry and includes General Growth Properties, Waste Management, Smith Barney and Pritzker family members. The firm, ranked as one of Chicago's 25 largest law firms, is recognized for its expertise in a number of key practice areas. The firm is headquartered at Two North LaSalle.

- The second largest tenant, Computershare Investor Service ("Computershare") (11.4% NRA; $14.19/SF NNN; Lease Exp.: 7/31/2016), leases 78,875 square feet at the Subject, including office and storage space. Computershare (ASX: CPU) is the world's leading financial services and technology provider for the global securities industry, providing services and solutions to publicly listed companies, investors, employees, exchanges and other financial institutions. Computershare manages more than 90 million shareholder accounts for over 14,000 corporations. The firm is headquartered in Australia and has 14 offices in the United States. In fiscal year 2006, the company's revenues increased by 50% and reached $1.2 billion, driven largely by the growth in its North American region. One of Computershare's Investor Services offices and its only Corporate Social Responsibility office is located at the Subject. The Investor Services division offers comprehensive shareholder recordkeeping and stock transfer administration services to support the full range of client transfer agent requirements. The Corporate Social Responsibility division specializes in sustainability and corporate social responsibility reporting and communications.

- The third largest tenant is The Hartford Fire Insurance Company (9.2% NRA; $11.34/SF NNN; Lease Exp.: 12/31/2012) (S&P/Fitch:AA-/AA). The Hartford Fire Insurance Company was founded in 1810 and is now a division of The Hartford Financial Services Group, Inc. (NYSE: HIG) ("The Hartford"), one of the largest U.S. investment and insurance companies. The Hartford was ranked 78th on the 2006 Fortune 100 list and has approximately 30,000 employees with $2.7 billion in earnings in 2006. A leading provider of investment products - annuities, mutual funds, and college savings plans - as well as life insurance, group and employee benefits, automobile and homeowners' insurance, and business insurance, The Hartford serves millions of customers worldwide including individuals, institutions and businesses through independent agents and brokers, financial institutions and online services. Approximately 11,000 independent agencies and more than 100,000 registered broker/dealers sell The Hartford's products. The Hartford operates a claims department, sales force and consulting group in this location.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The Subject is situated within the central business district of Chicago on the northwest corner of North LaSalle and West Madison Streets, a location that is well suited for suburban commuters in addition to Chicago residents due to its proximity to major commuter rail stations, rapid transit system, and a vast highway network. Chicago's major commuter train stations are within short walking distance and the Subject is within the immediate vicinity of several CTA elevated rail stations and numerous bus stops. The Property is positioned in the heart of the Central Loop submarket, considered to be one of Chicago's premier office and retail locations that possesses some of the city's finest hotels, restaurants and nightlife.

-    According to CoStar, as of 4Q 2006, the Central Loop office submarket had
     39.2 million square feet of office space. Asking rent in 4Q 2006 was $27.29/SF gross and the vacancy rate was 15.1%. Further, Class B buildings in the Central Loop submarket totaled 16.2 million square feet, which represents 41.3% of the total inventory within the Central Loop submarket. The vacancy rate for Class B buildings in the Subject's submarket for 4Q 2006 was 14.6% and the asking rent was $23.43/SF gross.

- According to the Appraisal, the six primary competitors to the Subject contain 5.3 million square feet of office space. The in-place rents at the competitive buildings range from $12.00/SF NNN to $23.50/SF NNN with a vacancy rate of 81.2%, despite two comparable properties having major tenants vacate. The Subject's average office rent is at the lower end of the range, while occupancy is superior to its direct competitors.

- The Subject's current and historic occupancy level exceeds the levels found in the market and submarket across all buildings as well as Class B buildings. Additionally, the in-place rents at the Subject are significantly lower than the prevailing market rents for Class B buildings in both the Chicago CBD market and Central Loop submarket, which indicates substantial upside for the Subject as the current in-place leases expire. Overall, the neighborhood provides very good support for the Property. Municipal agencies appear to be supportive of development activity. The LaSalle Street TIF District was created in 2006 by the city of Chicago to provide a funding mechanism for public works and related improvements as well as to encourage private redevelopment in the CBD. Continued developments, such as high-rise luxury residential condominiums and hotels, to the surrounding parcels will benefit the Property in the long term as office uses become more prevalent and additional street retail demand is created.

- The Sponsor, HGGP Capital II, LLC, is an affiliate controlled by Harbor Group International, LLC ("HGI"). HGI currently owns a real estate investment portfolio in excess of $2.0 billion and its current investments include a retail property portfolio in excess of 763,000 square feet, a hotel portfolio consisting of more than 350 rooms, an office portfolio consisting of more than 6.2 million square feet and a multifamily portfolio in excess of 10,500 units. HGI was formed in 1998 when Harbor Group Capital Corporation (est. 1985) and BO-DA Investment and Trading (est. 1981) merged, combining three decades of experience in acquiring office buildings, apartment complexes, shopping centers and other commercial properties in North America and Europe. HGI employs over 300 people in their acquisitions, asset management and property management divisions. Based on a total purchase price, inclusive of closing costs, of $161 million, the Borrower has over $33.5 million of equity in this transaction.

- The Property is managed by Harbor Group Management Company, an affiliate of the sponsor. Harbor Group Management Company was established in 1985, and is a diversified property management company managing shopping centers, office buildings and multifamily residential. Harbor Group Management Company currently oversees in excess of 7,000,000 square feet of space. The multifamily property management division manages approximately 10,000 apartment units.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
 2006          2             $ 8.08             0.8%            0.8%             0.5%               0.5%
 2007         10             $12.73             2.1%            2.8%             2.0%               2.4%
 2008          6             $26.50             1.6%            4.4%             3.1%               5.5%
 2009          2             $10.88             1.4%            5.8%             1.1%               6.6%
 2010         15             $17.78             9.0%           14.8%            11.9%              18.5%
 2011         10             $16.44             5.4%           20.2%             6.6%              25.1%
 2012          3             $11.34             9.2%           29.4%             7.7%              32.9%
 2013          9             $13.54             5.8%           35.2%             5.8%              38.7%
 2014          4             $13.15             3.5%           38.7%             3.4%              42.1%
 2015          2             $15.15             0.8%           39.5%             0.9%              43.0%
 >2016        37             $12.87            59.7%           99.2%            57.0%             100.0%
Vacant       N/A                N/A             0.8%          100.0%             N/A                N/A

(1)  Data based on the rent roll dated December 1, 2006.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                  PARK CENTRAL

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $115,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $115,000,000
FIRST PAYMENT DATE:           February 11, 2007
MORTGAGE INTEREST RATE:       5.7605% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                January 11, 2012
MATURITY/ARD BALANCE:         $115,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Yield Maintenance until
                              the date that is eighteen
                              months prior to the Maturity
                              Date.
LOAN PER SF:                  $208(1)
UP-FRONT RESERVES:            Renovation Reserve:           $500,000(3)
                              Engineering Reserve:          $300,000(4)
                              TI/LC Reserve:                $917,293(5)
ONGOING RESERVES:             Tax and Insurance Reserve:         Yes(6)
                              Replacement Reserve:               Yes(7)
                              TI/LC Reserve:               Springing(8)

LOCKBOX:                      Hard
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:     Single Asset
PROPERTY TYPE:              Office

PROPERTY SUB-TYPE:          Central Business District
LOCATION:                   Denver, CO
YEAR BUILT/RENOVATED:       1973/2006
SQUARE FEET:                553,944
OCCUPANCY AT U/W(9):        99%
OWNERSHIP INTEREST:         Fee

                                              % OF        LEASE
MAJOR TENANT(S)                    NRSF    TOTAL NRSF   EXPIRATION
---------------                    ----    ----------   ----------
Exclusive Resorts                 79,243     14.3%      4/30/2014
Utility Engineering Corp.         63,883     11.5%      6/30/2015
Williams Production RMT Company   62,936     11.4%      4/30/2011
PROPERTY MANAGEMENT:        MK Equity Partners II LP

                           2004         2005      10/31/2006      U/W
                        ----------   ----------   ----------   ----------
NET OPERATING INCOME:   $6,242,047   $5,006,329   $3,890,947   $9,028,061
NET CASH FLOW:                                                 $8,288,213
DSCR:                                                             1.23x
APPRAISED VALUE:            $146,000,000
APPRAISAL DATE:             January 1, 2007
CUT-OFF DATE LTV RATIO(1):  78.8%
MATURITY/ARD LTV RATIO:     78.8%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Park Central Loan is an interest only loan for its entire term.

(3) The renovation reserve was established at closing to fund capital improvements.

(4) The engineering reserve was established at closing to fund immediate repairs.

(5) The rollover reserve was established at closing to fund tenant improvements and leasing commissions due in the next 12 months.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $11,541 per month into a replacement reserve to fund ongoing repairs and replacements.

(8) Commencing on February 11, 2010, the borrower is required to deposit $46,162 to fund the tenant improvement and leasing commissions reserve. In addition, borrower is required to deposit all funds received by borrower in excess of $100,000 in connection with lease cancellation or termination.

(9)  Based on the September 28, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Park Central, (the "Subject") is a 553,944 square foot Class A office building located in the Lower Downtown ("LoDo") district of Denver, Colorado. The Subject occupies an entire city block and is bound by Lawrence Street and 16th Street Mall to the North and Arapahoe Street and 15th Street to the South.

- The Subject was designed by W.C. Muchow & Associates and originally developed in 1973. Over the past five years, approximately $6.28 million was spent at the Subject upgrading the building's systems, improving operational efficiencies and refurbishing both the interiors and exteriors. The capital improvements included a $1.9 million overhaul of the building's HVAC systems, approximately $1.0 million in renovations to the building's exteriors as well as a $900,000 upgrade to the Subject's common areas. In January 2007, the Subject was acquired by the borrower for $140 million.

- As of September 28, 2006 the Subject was 99% occupied by approximately 29 tenants with rents for office space ranging from $10.30/SF to $28.00/SF, with a weighted average of $19.39/SF. In addition to the office space at the Subject, there are also two restaurants on the ground level: Palomino ($26.00/SF NNN; 1.9% NRA; Lease Exp. 1/15/2008) and Landry's Seafood/Willi G's ($22.50/SF NNN; 0.9% NRA; Lease Exp. 10/24/2011).

- The largest tenant at the Subject is Exclusive Resorts ("Exclusive") occupying 79,243 square feet (14.3% NRA) at $21.00/SF base year stop through April 30, 2014. Exclusive is a destination club which offers its members the freedom to stay at vacation homes around the world with all the amenities of a modern resort while maintaining the privacy of a vacation home. With a membership base of over 1,800, Exclusive currently owns more than 300 luxury vacation homes in more than 30 locations worldwide. Their homes are located in highly desirable destinations which include major cities, beach destinations and mountain ranges in the United States, Canada, Mexico, Costa Rica, the Caribbean and Europe. AOL co-founder, Steve Case, is the majority owner of Exclusive. Currently, Exclusive is expanding with locations under development in Fiji and the Cayman Islands. The Subject serves as the company's headquarters.

- Utility Engineering, headquartered at the Subject, is the second largest tenant occupying 63,883 square feet (11.5% NRA) at $23.00/SF base year stop through June 30, 2015. Utility Engineering provides a variety of engineering, design and management services to the electric power industry and selected industrial markets. The company's services include financial studies, planning, environmental analysis and permitting, as well as design and construction management. Utility Engineering is a subsidiary of Zachry Construction, which builds and maintains power and chemical plants, steel and paper mills, refineries, roadways, dams, airfields and pipelines for such companies as Alcoa, DuPont and Honeywell. At the Subject, Utility Engineering is involved in providing consulting and project management services to Zachry Construction as well as generating their own business.

- Williams Production, headquartered at the Subject, occupies 62,936 square feet (11.4% NRA) at $26.32/SF base year stop through April 30, 2011. Williams, a subsidiary of Williams Companies (Moody's/S&P:Ba2/BB-), is engaged in gas gathering, storage, processing and transportation, as well as, oil and gas exploration and production. The company operates 14,700 miles of interstate natural gas pipeline, including the Transco system, which runs from Texas to New York. Williams tripled its natural gas reserves in 2001 by buying Barrett Resources and has proven reserves of 3.4 trillion cubic feet of natural gas equivalents. Williams Production is one of the leading producers of natural gas and oil in the Rockies and the Subject serves as the company's Production Unit base of operations. Their national headquarters is located in Tulsa, Oklahoma.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- According to REIS, the Subject is located in the Denver Central Business District submarket. As of Q4 2006, asking rents for Class A space in the submarket were $25.34/SF Gross, which marked an 11% increase over Q4 2005, according to REIS. In addition, vacancy rates for Class A space within the market also fell from 14.5% at the end of Q4 2005 to 10.2% at the end of Q4 2006. REIS identified seven Class A office properties located within 0.3 mile radius of the subject that are all considered comparable. Average reported vacancy was 7.7% at the comparables as of Q4 2006. Asking rents for these comparables ranged from $21.30/SF Gross to $33.02/SF Gross with an average of $27.08/SF Gross. Moreover, according to the Denver Business Journal, there are very few large contiguous blocks of Class A office space within the submarket. Given most of the office tenants that rollover during the term of the loan occupy large blocks of space at the subject, the lack of large contiguous blocks of Class A office space within the submarket helps mitigate rollover risk at the Subject. Although the overall Denver market has not performed as strongly as the Central Business District submarket, rents did increase 8.4% over 2005 in 2006 and vacancy rates also dropped from 18.6% to 13.8% for the same time period.

- LoDo, the Subject's neighborhood, is Denver's most prestigious district and is renowned for its fine shopping, eclectic restaurants and vibrant nightlife. It is home to first class hotels, art galleries, and attractions such as Coors Field and Pepsi Center. LoDo also houses many leading retail, financial service, transportation, communication and utility companies.

- The Subject's neighborhood is ideally situated within close proximity to some of the area's best entertainment venues, recreation facilities and shopping areas. Bordering the southeast of the Property is Skyline Park, one of Denver's few public outdoor parks, which extends from 15th to 18th Streets along Arapahoe Street. The 16th Street Mall, bordering the Subject to the northeast, is a pedestrian and transit mall that has become one of the most popular tourist attractions in the Denver Aurora area. One block from the Subject is Larimer Square, a shopping, dining, and entertainment center. Also, approximately six blocks from the Subject, is Denver Union Station, which is being redeveloped into a $1 billion retail, office, and residential complex at the hub of Denver's new FasTracks rail network.

- The borrowing entity is WSC 1515 Arapahoe Investors V, L.L.C. ("WSC"), a single purpose bankruptcy remote entity. WSC, through its various other entities, is controlled by Walton Street Real Estate Fund V, LP ("Fund V"), a real estate private equity fund sponsored by Walton Street Capital. Fund V closed in June 2006 with total equity commitment of approximately $1.6 billion, including $51 million in commitments from the principals of Walton Street Capital. Fund V is the latest real estate private equity fund to be sponsored by Walton Street Capital. Since its inception, Walton Street Capital funds have received approximately of $3.4 billion of total equity commitments from public and corporate pension funds, foreign institutions, insurance companies and banks, endowments and foundations, trusts and high net worth individuals. Walton's 20 experienced principals have participated in over $30 billion of real estate transactions and collectively have over 300 years of experience in real estate.

- Means Knaus Partners, L.P. ("MKP"), the management company of the Subject, has a 1.5% ownership interest in WSC. MKP is a privately held, commercial real estate investment and service firm that provides creative, full-service solutions to help clients lower business costs, optimize asset performance and create sustained real estate value for its corporate clientele. MKP focuses its real estate investment, development, repositioning, acquisition and management activity in locations throughout the Southwest, with a primary focus in Houston, Dallas and Denver. To date MKP has been behind the development, acquisition, disposition, management and leasing of more than 50 million square feet of commercial real estate. In addition to managing the Subject, MKP also manages seven other office properties in Denver and the surrounding areas, of which two are owned by MKP.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
 2007         4              $16.44             0.8%             0.8%            0.7%               0.7%
 2008         2              $25.13             3.3%             4.1%            4.3%               5.0%
 2009         6              $22.81             5.7%             9.9%            6.7%              11.7%
 2010        12              $22.31            15.0%            24.8%           17.2%              28.9%
 2011         9              $24.40            20.2%            45.0%           25.4%              54.3%
 2012         4              $22.64             8.4%            53.4%            9.8%              64.1%
 2013         1              $22.00             0.2%            53.6%            0.2%              64.3%
 2014        14              $ 7.70            20.0%            73.6%            7.9%              72.2%
 2015         6              $22.61            16.7%            90.2%           19.4%              91.7%
>2016         7              $18.09             8.9%            99.2%            8.3%             100.0%
Vacant       N/A              N/A               0.8%           100.0%            N/A                N/A

(1)  Data based on the rent roll dated September 28, 2006.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               ALLIANCE SAFD - HC4

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $93,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $93,000,000
FIRST PAYMENT DATE:           December 11, 2001
MORTGAGE INTEREST RATE:       5.3450% per annum
AMORTIZATION TERM:            Interest only (2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                November 11, 2016
MATURITY/ARD BALANCE:         $93,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the
                              date that is three (3) months
                              prior to the Maturity Date.
LOAN PER UNIT:                $47,988(1)
UP-FRONT RESERVES:            Engineering Reserve:         $  375,469(3)
                              Renovations Reserve:         $  699,531(4)
                              Cash Collateral Reserve:     $3,596,980(5)
ONGOING RESERVES:             Tax and Insurance Reserve:          Yes(6)
                              Replacement Reserve:                Yes(7)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:   Portfolio
PROPERTY TYPE:            Multifamily
PROPERTY SUB-TYPE:        Conventional
LOCATION:                 Various(9)
YEAR BUILT/RENOVATED:     Various(10)
UNITS:                    1,938
OCCUPANCY AT U/W(11):     86%
OWNERSHIP INTEREST:       Fee
PROPERTY MANAGEMENT:      Alliance Residential Management, L.L.C.

                        12/31/2004   12/31/2005    2/28/2007       U/W
                        ----------   ----------   ----------   ----------
NET OPERATING INCOME:   $6,410,331   $6,183,630   $6,275,718   $7,107,858
NET CASH FLOW:                                                 $6,914,058
DSCR:                                                             1.37x
APPRAISED VALUE:             $116,450,000
APPRAISAL DATE:              Various
CUT-OFF DATE LTV RATIO(1):   79.9%
MATURITY/ARD LTV RATIO:      79.9%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Alliance SAFD - HC4 Loan is an interest only loan for its entire term.

(3) The engineering reserve was established at closing to fund immediate repairs.

(4) The renovations reserve was established at closing to fund capital improvements at the properties.

(5) The initial cash collateral reserve was established at closing to serve as additional collateral for the Alliance SAFD - HC4 Loan. Each month, the borrower is required to deposit 50% of any excess cash flow into the initial cash collateral reserve.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit 1/12 of the product of $250 and the number of units in the portfolio per month into a replacement reserve to fund ongoing repairs and replacements.

(8) The borrower's direct and indirect shareholders have incurred mezzanine debt in an aggregate principal amount of $20,790,000 secured by the ownership interest in the related borrower as well as the ownership interests in the mezzanine loan related to the Alliance SAFD -PJ Property.

(9) The Alliance SAFD - HC4 Loan is secured by 10 multifamily properties located in West Palm Beach, Florida and Texas.

(10) The Alliance SAFD - HC4 Properties were constructed and renovated in various years.

(11) Based on the February 2007 rent rolls and the October 2006 rent roll for Deerbrook Forest Apartments and Avalon Bay.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                            ALLOCATED
                                     YEAR                                                 ORIGINAL LOAN     APPRAISED
        PROPERTY NAME         BUILT/RENOVATED         LOCATION        UNITS   OCCUPANCY      BALANCE          VALUE
----------------------------------------------------------------------------------------------------------------------
       The Cascades             1990/2007       West Palm Beach, FL     316    91% (2)     $33,338,681    $ 38,000,000
 The Place at Green Trails      1983/2004            Katy, TX           275    94% (1)     $12,200,000    $ 15,100,000
         Broadmead              1979/2000           Houston, TX         235    83% (1)     $ 9,900,000    $ 12,250,000
          Harbour               1982/2006          Beaumont, TX         232    95% (1)     $ 9,400,000    $ 12,100,000
Deerbrook Forest Apartments     1983/2000           Humble, TX          152    92% (3)     $ 6,600,000    $  8,200,000
     Carrington Court           1967/2000           Houston, TX         111    94% (1)     $ 5,400,000    $  6,850,000
        Beacon Hill             1984/2000           Houston, TX         121    81% (1)     $ 5,000,000    $  6,300,000
      Somerset Place            1976/2001           Houston, TX         190    67% (2)     $ 5,000,000    $  7,000,000
         Chalfonte              1983/2004           Houston, TX          86    94% (1)     $ 4,161,319    $  5,250,000
        Avalon Bay              1982/2000           Baytown, TX         220    72% (3)     $ 2,000,000    $  5,400,000
----------------------------------------------------------------------------------------------------------------------
     TOTAL/WTD. AVG.                                                  1,938    86%         $93,000,000    $116,450,000
======================================================================================================================

(1)  Occupancy is based on the February 20, 2007 rent roll.

(2)  Occupancy is based on the February 28, 2007 rent roll.

(3)  Occupancy is based on the October 9, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The Alliance SAFD-HC4 portfolio loan ("HC4") is secured by 10 multifamily properties, nine of which are located in Texas and one of which is located in Florida. The collateral for HC4 consists of 1,938 total units, which is comprised of 20 studio units, 1,223 one-bedroom units, 688 two-bedroom units and 7 three-bedroom units. The portfolio includes nine luxury apartment complexes in Texas and one luxury apartment complex in West Palm Beach Florida constructed between 1967 and 1990 and renovated between 2000 and 2007. Renovations included work on the exteriors of the properties, HVAC, replacing unit furniture, appliances, tiles and carpeting. Across the portfolio, the borrower spent approximately $1.7 million in 2005 and $3.1 million in 2006 on these renovations. Typical complex amenities include clubhouses, swimming pools, access gates, tennis courts, fitness centers, and laundry facilities.

THE MARKETS

HOUSTON, TEXAS

- Eight of the HC4 properties (Avalon Bay, Beacon Hill, Broadmead, Carrington Court, Chalfonte, Deerbrook Forest Apartments, Somerset Place and The Place at Green Trails) are located in the Houston market. These eight properties comprise 1,390 units and were built between 1967 and 1984. Each of the properties was renovated between 2000 and 2004.

- Houston is the largest city in the Southwestern U.S. and the seventh most populous metropolitan area in the United States with approximately 5.23 million residents. Currently, 28 of the nation's 100 largest energy companies are headquartered in the City of Houston, and more than 5,000 energy-related firms operate in the region. As a result, the city emerged as the "energy capital" of the world. While the energy sector continues to be an important economic driver in Houston, other sectors play an increasingly important role in Houston's economy and provide new prospects for growth. One driver of this growth is the medical industry, which is anchored by the largest medical center in the world--the Texas Medical Center. Located in Houston, this center employs approximately 52,000 people and has been vital for the growth of the bio-med industry in the Houston area. As of July 2006, the Houston unemployment rate was 5.5%, which was slightly higher than the statewide rate of 5.2%.

- Per the REIS 4Q 2006 Houston market report, Houston had a population of 5,461,740 as of year end 2006, an 11.3% increase since 2001. The average household income was $121,125 as of year end 2006. The Houston multifamily market consisted of 1,890 properties containing 443,672 units, of which 31,589 units, or 7.1%, were vacant. Over the course of 2006, 3,764 units came online in the market which was partly responsible for the increase in vacancy to 7.1% in 2006 from 6.2% as of 2005. Monthly asking rents ranged from $463 to $1,295 with an average of $715.

BEAUMONT, TEXAS

- Harbour (232 units) is located in Beaumont, Texas, which is approximately 35 miles north of the Gulf of Mexico and 84 miles east of Houston. Harbour was originally built in 1982 and renovated in 2006. In addition to the recent renovations, the Borrower is planning to spend approximately $823,224 ($3,548 per unit) over the next year on capital improvements, which will include exterior repairs, paint and new appliances. The onsite amenities include a swimming pool, covered parking and laundry facilities.

 - According to the 2000 census, Beaumont had a population of approximately 113,866 people and Jefferson County had a population of 252,051. The local economy is driven by the manufacturing and service industries. The major employers in the area include Beaumont ISD (2,869 employees), ExxonMobil (2,500 employees) and Christus St. Elizabeth Hospital (2,300 employees). Beaumont is also the headquarters of Entergy Texas, a subsidiary of Entergy Corporation, which serves approximately 324,000 customers in 24 counties throughout southeast Texas. As of July 2006, Belmont's reported unemployment rate was 6.7%.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- Based on a market survey of competitive properties, the Appraisal concluded market rents of $697 per unit, with monthly rents ranging from $528 to $980. All of the comparable properties set forth in the Appraisal had occupancies ranging from 95% to 100%, with a weighted average of 97.4%.

WEST PALM BEACH, FLORIDA

- The Cascades (316 units) is located in West Palm Beach Florida. The Cascades was originally built in 1990. The borrower currently plans to spend $1,883,536 ($5,961 per unit) on capital improvements, which will include painting the exteriors, stair repairs, and replacing carpet and tile in the individual units. Amenities at The Cascades include a swimming pool, a fitness center, a sand volleyball court and picnic areas.

- Palm Beach County has an estimated population of 1,203,090 and is bordered by Marin County to the north, Broward County to the South and the Atlantic Ocean to the East. According to REIS, the Palm Beach apartment market is comprised of 53,438 units across 275 properties. As of Q4 2006, asking rents within the market ranged from $677 to $1,809. Average asking rents during Q4 2006 increased 5.6% over Q4 2005 to $1,112.

- According to REIS, the demand for condominiums in Palm Beach has limited the development of new rental units and caused existing units to be converted to condominiums over the past several years. The demand for condominiums coupled with the lack of construction of new rental properties has kept vacancy rates fairly low within the market. As of Q4 2006, the overall vacancy rate for apartments in Palm Beach was 6.5%.

THE BORROWER

- The borrowing entity is a single purpose, bankruptcy remote entity controlled by Alliance Holdings, LLC ("Alliance"). Alliance was formed in 1994 to own and operate multifamily properties as a long-term investor. The company has grown from 5,000 units in 1994 to one of the largest multifamily property owners in the nation with approximately 47,700 units spanning 16 states including communities throughout Texas and the Midwest, Nevada, Arizona, and along the East Coast from Maryland to Florida. The principals of Alliance, Andrew Schor (President) and Steven Ivankovich
     (CEO), have more than 25 years of combined real estate experience.

THE MANAGER

- The properties are managed by Alliance Residential Management, LLC, which is a borrower-related entity. The company is one of the largest operators of multifamily communities in the United States and recognized as a leader because of the experience of its executives, the performance of its properties and its innovative management training program. Alliance Residential Management, LLC manages over 47,000 units in communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, and in Nevada and Arizona.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               BROADWAY PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $70,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $70,000,000
FIRST PAYMENT DATE:                   March 11, 2007
MORTGAGE INTEREST RATE:               6.239643% per annum
AMORTIZATION TERM:                    Interest only(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        February 11, 2014
MATURITY/ARD BALANCE:                 $70,000,000
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/yield maintenance until the date
                                      that is six (6) months prior to the
                                      Maturity Date.
LOAN PER UNIT:                        $153,846(1)
UP-FRONT RESERVES:                    Debt Service Payment
                                      Reserve:                     $4,000,000(3)
                                      MCI Reserve and IAI
                                      Reserve:                    $14,800,000(4)
                                      General CapEx Reserve          $420,000(5)
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes(6)
                                      Replacement Reserve:          Springing(7)
                                      Required Debt Service
                                      Payment Reserve:              Springing(3)
LOCKBOX:                              Springing
SUBORDINATE FINANCING:                Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Portfolio
PROPERTY TYPE:                        Multifamily
PROPERTY SUB-TYPE:                    Conventional
LOCATION:                             New York, NY(9)
YEAR BUILT/RENOVATED:                 Various(10)
UNITS:                                455
OCCUPANCY AT U/W(11):                 99%
OWNERSHIP INTEREST:                   Fee
PROPERTY MANAGEMENT:                  Vantage Management Services, LLC

                                                                       U/W(12)
                                                                      ----------
NET OPERATING INCOME:                                                 $6,115,415
NET CASH FLOW:                                                        $6,001,665
DSCR:                                                                    1.36x
APPRAISED VALUE:                      $109,700,000
APPRAISAL DATE:                       December 7, 2006
CUT-OFF DATE LTV RATIO(1):            63.8%
MATURITY/ARD LTV RATIO:               63.8%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Broadway Portfolio Loan is an interest only loan for its entire term.

(3) At the closing of the Broadway Portfolio Loan, the borrowers were required to deposit $4,000,000 into a debt service payment reserve for the benefit of the mortgage lender and the holders of the related mezzanine loans. In addition, in the event that a Required Debt Service Trigger Event (as defined below) is in effect and remains uncured, the borrowers will be required to deposit, on the first due date during the continuance of such Required Debt Service Trigger Event, an amount equal to the excess of $2,500,000 over the amount in the debt service payment reserve as of the date on which such Required Debt Service Trigger Event occurred. "Required Debt Service Trigger Event" means any time that (x) the balance in the debt service payment reserve is less than $500,000 and (y) the debt service coverage ratio with respect to the Broadway Portfolio Loan (based on rent roll and gross revenues for the month in which the calculation is performed and based on operating expenses (other than expenses for real estate taxes and insurance) for the trailing 6-month period annualized) is less than 1.00x.

(4) At the closing of the Broadway Portfolio Loan, the borrowers were required to deposit $8,000,000 into a Major Capital Improvements ("MCI") Reserve and $6,800,000 into a Individual Apartments Improved Costs ("IAI") Reserve to fund, respectively, the completion of certain capital expenditures work and certain renovation work with respect to the related mortgaged real properties, as set forth under the related mortgage loan documents. Upon the completion of such capital expenditures work or renovation work, as the case may be, and provided that no event of default has occurred and is continuing under the related mortgage loan agreement, the lender will be required to return any excess fund in the capital expenditures reserve or the renovation reserve, as applicable, to the borrower.

(5) At closing $420,000 was deposited into the General CapEx Reserve to fund any capital repair not explicitly covered by the MCI or IAI Reserves.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of related policies.

(7) Commencing on May 11, 2009, the borrower is required to deposit an amount equal to 1/12 of $250 per unit per month into a replacement reserve to fund ongoing repairs and replacements.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(8) The related principals of the borrower have incurred mezzanine debt in an aggregate principal amount of $23,000,000 in total mezzanine debt that is secured by pledges of 99% of the ownership interests in the borrower and 100% of the ownership interests in the managing member of the borrower, at a weighted average interest rate of 7.070% per annum. The related mortgage loan documents also allow for the borrowers' direct and indirect shareholders to incur additional future mezzanine debt upon satisfaction of certain conditions set forth therein.

(9) The Broadway Portfolio Loan is secured by eight (8) multifamily properties located in New York, New York.

(10) The Broadway Portfolio Properties were constructed between 1909 and 1950 and renovated between 1973 and 2000.

(11) Based on the December 5, 2006 rent roll.

(12) Historical financial statements were not provided. An NOI of $2,470,103 is obtained if the rent roll is annualized and budgeted expenses are used with a 2.5% management fee.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                            ALLOCATED
                                   YEAR                                       OCCUPANCY    ORIGINAL LOAN     APPRAISED
        PROPERTY NAME          BUILT/RENOVATED        LOCATION        UNITS      (1)          BALANCE          VALUE
----------------------------------------------------------------------------------------------------------------------
        3885 Broadway             1950/1986      New York, New York     64       100%     $14,702,118.82   $ 19,800,000
        4455 Broadway             1920/1983      New York, New York     77       100%     $12,823,912.20   $ 16,000,000
        3915 Broadway             1909/1973      New York, New York     44       100%     $ 9,460,507.19   $ 16,100,000
     80 Fort Washington           1920/1988      New York, New York     75        99%     $ 8,052,140.65   $ 15,200,000
        3900 Broadway             1909/1987      New York, New York     27       100%     $ 7,387,834.04   $  8,200,000
        884 Riverside             1920/1985      New York, New York     59        97%     $ 6,828,023.74   $ 12,600,000
     86 Fort Washington           1930/1988      New York, New York     65        98%     $ 5,960,027.69   $ 13,600,000
66-72 Fort Washington Avenue      1920/2000      New York, New York     44        98%     $ 4,785,435.67   $  8,200,000
-----------------------------------------------------------------------------------------------------------------------
       TOTAL/WTD. AVG.                                                 455        99%     $70,000,000.00   $109,700,000
=======================================================================================================================

(1)  Occupancy is based on the December 5, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- The Broadway Portfolio consists of eight multifamily properties totaling 455 units located in the Washington Heights section of Manhattan, New York. The eight buildings house 455 Class B residential units and 43 retail and professional units. The 455 residential units are composed of 34 studio units, 99 one-bedroom units, 144 two-bedroom units, 74 three-bedroom units, 87 four-bedroom units, and 17 five-bedroom units. The eight properties were built between 1909 and 1950, with the majority of the properties built "pre-war." The apartment units range in size from 425 square foot studio apartments to large 1,700 square foot five-bedroom apartments. As of December 2006, the portfolio was over 99% occupied with five vacant units.

- The subject properties are located in the section of Manhattan known as Washington Heights. Washington Heights, in relation to other sections of Manhattan, is generally bounded by Inwood to the north, the Bronx to the east, Hamilton Heights and Manhattanville to the south, and the Hudson River to the west. Typical housing consists of five-story, attached, walkup apartment buildings; six-story, elevator apartment buildings; converted dwellings; and one- to four-family dwellings constructed between 1915 and 1929. Many of these buildings, particularly along the avenues, also contain ground level commercial space utilized for retail purposes. In 2006, an estimated total of 64,971 persons in 21,050 households resided within the subject's 10032 zip code, an area that encompasses 0.7 square miles.

- Apartment rentals in the area vary considerably depending on whether the units are regulated or free market. According to the Appraisal, on an unregulated basis, studios rent between $850 and $1,100 per month; one-bedroom units between $1,150 and $1,550 per month; two-bedroom units between $1,800 and $2,300 per month; three-bedroom units between $2,300 and $2,700 per month; and four-bedroom units between $2,700 and over $3,000. Per REIS, the subject is located in the Morningside Heights submarket. According to the 4Q 2006 REIS report, the average asking rent was $2,076/unit per month, which was 6.6% higher than the year end 2005 average asking rent of $1,947/unit per month. Despite the addition of 262 units into the submarket, the year end 2006 vacancy of 2.5% declined from the 2005 vacancy of 3.6%. In general, there is a lack of new development, which is attributable to the scarcity of vacant land and market rents that are insufficient to justify the high cost of new construction. No major multifamily construction projects are planned for the subject's immediate area.

- Of the 455 apartment units in the portfolio, there are currently five vacant units, equating to a physical vacancy of approximately 1%. Due to the location of the properties and their construction date, the portfolio is subject to New York City rent control and rent stabilization laws, which can limit the amount that a rent controlled or rent stabilized unit's rent can be raised. Currently only one unit in the portfolio is rented at market levels, while the rest are rent stabilized or rent controlled. The remaining 454 units have an average monthly rent of $752, which is significantly lower than the appraiser's market rent of $2,145. As a result, across the portfolio, in-place rents are approximately 65% below the unregulated market. All of the properties are well situated in the neighborhood, offering tenants easy access to local amenities, including schools, restaurants, supermarkets, and numerous public transportation options.

- The sponsors plan to improve the subject's performance by making capital improvements to individual units as the leases expire and raising rents to market levels. The borrower anticipates to recapture approximately 20-30% of the units by year end 2008, and 10% per year thereafter (based on historical averages and city-wide benchmarks). The sponsor is permitted to increase rents by approximately 17%-20% on rent stabilized units each time a unit is vacated. In addition, the sponsor is permitted to increase the monthly rent of stabilized units by 1/40th of the amount spent on renovations to the unit and 1/84th of the amount spent on major capital improvements to the overall property. The current plan calls for apartment renovations on average of $52,000 per unit and an estimated $8.5MM in major capital improvements to the properties. As a result, the loan is structured with an Interior Apartment Improvement upfront reserve totaling $6.8MM, a Major Capital Item upfront reserve of $8.0MM and a general capital expenditure upfront reserve of $420,000. Given the significant difference between stabilized and market rent, the annual increase in cash flow from recovered units is expected to be significant.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The borrower is a single purpose, bankruptcy remote entity controlled by WRS Advisors III, LLC and RFC I, LLC. WRS Advisors III, LLC is an entity controlled by Apollo Real Estate Advisors and RFC I, LLC is an entity controlled by Vantage Properties. Both Apollo Real Estate Advisors and Vantage Properties are prominent New York City based real estate owners and operators with extensive real estate holdings, including similar multifamily properties subject to rent stabilization and control laws.

- Apollo Real Estate Advisors ("Apollo"), through various entities, is an active investor in New York City multifamily properties. William Mack, who has 40 years of experience in real estate, founded Apollo Real Estate in 1993. Since October 2005, Apollo has accumulated a portfolio of nearly 10,000 multifamily units, including the subject units and other significant holdings such as the 1,900 unit Lafayette Estates (Bronx, NY) and the Amsterdam Apartments, a portfolio of 1,100 units throughout New York City. In addition to multifamily properties, Apollo Real Estate owns approximately 6.7 million square feet of commercial space with a focus in New York City. Apollo has overseen the investment of thirteen real estate funds and joint ventures, through which it has invested over $7 billion in more than 350 transactions with an aggregate value in excess of $30 billion. The combined Sponsorship has demonstrated a net worth of approximately $80 million with over $46 million in liquid assets. The Sponsorship has covenanted to maintain a liquidity of no less than $20 million throughout the loan term.

- Vantage was formed in January 2006 by Neil Rubler and commenced operations in March of 2006 with the acquisition of the 1,802 unit Delano Village (Harlem, NYC) through a joint venture with Apollo and the ABP Pension Fund. Since closing on Delano Village, Vantage has joint ventured with various entities including Apollo, Stellar Management, Taconic Partners and Barclays Capital Partners to acquire and co-invest in other multifamily properties. Currently, Vantage owns or has interests in approximately 7,000 multifamily units, of which they manage approximately 5,500 units. Vantage's portfolio includes the 1,000-unit Fairfield Towers in Brooklyn, the 360-unit portfolio in Washington Heights, the 1,000-unit Aries portfolio on the upper west side of Manhattan and in the Bronx, the 1,802 unit Savoy Portfolio in Harlem, and the 2,124-unit Queens Multifamily Portfolio. Vantage, with its affiliates, Vantage Management Services and V-Tech Construction Services, is spearheading this conversion to market rent process by providing asset management, property management and construction services to the subject portfolio and, to a limited extent, to third-party owned properties.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           GREENWICH FINANCIAL CENTER

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $52,800,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $52,800,000
FIRST PAYMENT DATE:           May 11, 2007
MORTGAGE INTEREST RATE:       5.3400% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                April 11, 2017
MATURITY/ARD BALANCE:         $52,800,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the
                              date that is three (3) months
                              prior to the Maturity Date.
LOAN PER SF:                  $650(1)
ONGOING RESERVES:             Tax and Insurance Reserve:   Yes(3)
                              TI/LC Reserve:               Yes(4)
                              Replacement Reserve:         Springing(5)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:         Singe Asset
PROPERTY TYPE:                  Office
PROPERTY SUB-TYPE:              Central Business District
LOCATION:                       Greenwich, CT
YEAR BUILT/RENOVATED:           1947/2004
SQUARE FEET:                    81,270
OCCUPANCY AT U/W(6):            100%
OWNERSHIP INTEREST:             Fee

                                            % OF         LEASE
MAJOR TENANT(S)                  NRSF    TOTAL NRSF   EXPIRATION
----------------                ------   ----------   ----------
Salomon Smith Barney, Inc.      20,956     25.8%      5/31/2014
Shumway Capital Partners        13,470     16.6%      10/31/2014
Axa Investment Managers North
   America                      11,738     14.4%      11/30/2008

PROPERTY MANAGEMENT:            The HB Nitkin Group

                                12/31/2005   12/31/2006       U/W
                                ----------   ----------   ----------
NET OPERATING INCOME:           $3,541,618   $3,658,436   $3,616,342
NET CASH FLOW:                                            $3,561,422
DSCR:                                                        1.25x
APPRAISED VALUE:                $70,000,000
APPRAISAL DATE:                 February 1, 2007
CUT-OFF DATE LTV RATIO(1):      75.4%
MATURITY/ARD LTV RATIO:         75.4%

(1)  Based on the May 2007 cut-off date principal balance.

(2) The Greenwich Financial Center Loan is an interest only loan for its entire term.

(3) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. The borrower has prepaid three (3) months of insurance. Unless the borrower is in default, the borrower will continue to prepay insurance quarterly.

(4) The borrower is required to deposit $5,023 per month into a TI/LC reserve to fund tenant improvements and leasing commissions.

(5) Following an Event of Default or failure of the borrower to perform all repairs and capital improvements, the borrower is required to deposit $533 per month into the Replacement Reserve.

(6)  Based on the January 11, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Greenwich Financial Center (the "Subject" or the "Property") is a 4-story multi-tenanted Class A office building located in Greenwich, Connecticut. The Subject benefits from an excellent location in downtown Greenwich, close to the MetroNorth Commuter rail station. Located on Fawcett Place between Greenwich Avenue and Mason Street, the building has frontage on all three roadways.

- The Subject, completed in 1947, was originally owned by Fawcett Publications as an owner-occupied Property. In 1990 the Property underwent a major renovation and was converted into a multi-tenant building, creating approximately 81,270 square feet of office space. In 2003, the roof was replaced and the lobby was renovated. In total, the Borrower has spent approximately $2.6 million for tenant and capital improvements since acquisition in 2001. The Subject offers on-site parking and features a full service gym (New York Sports Club), small retail shops and concierge services.

- As of January 2007, the Subject was 100% occupied by 13 tenants. The Subject had an average in-place office rent of $61.00/SF (excluding Sponsor space) and an average in-place retail rent of $48.54 (excluding below grade NYSC space), with 40.2% of the NRA leased to investment grade tenants including Salomon Smith Barney, Inc. and AXA Investment Managers, North America. The Subject contains five retail tenants (including the below grade New York Sports Club space) representing 24.2% NRA, and 8 office tenants representing 75.8% NRA.

- Salomon Smith Barney, Inc. (25.8% NRA; $61.50/SF; Lease Exp.: 5/31/2014) is the largest tenant and occupies 20,956 square feet. Smith Barney is a division of Citigroup Global Capital Markets Inc. (Moody's/S&P: Aa1/AA), a global, full-service financial firm that provides brokerage, investment banking and asset management services to corporations, governments and individuals around the world. In 634 offices, Smith Barney's Financial Advisors service 8.9 million domestic client accounts representing $1.227 trillion in client assets worldwide. Services provided include cash management, financial advising, financial planning, brokerage services, estate planning, block trading and alternative investments. Their clients range from individual investors to small- and mid-sized businesses, as well as large corporations, non-profit organizations and family foundations.

- The second largest tenant, Shumway Capital Partners (16.6% NRA; $61.00/SF; Lease Exp.: 10/31/2014), leases 13,470 square feet at the Subject. Launched in 2001 by Chris Shumway (formerly of Tiger Management Corp.), Shumway Capital Partners is a hedge fund that manages more than $2 billion according to their 2006 filing with the SEC. The company currently employs 32 people.

- The third largest tenant is AXA Investment Managers, North America (14.4% NRA; $59.85/SF; Lease Exp.: 11/30/2008). AXA Investment Managers ("AXA IM") is the dedicated investment management division within the AXA Group (Moody's/S&P:A2/A), a world leader in financial protection and wealth management. As of December 31, 2006, AXA IM employed more than 2,600 employees in 18 countries. In 2006, their assets under management increased 53 billion euros to 485 billion Euros ($613 billion). AXA IM is ranked 14th in the top 100 asset managers worldwide by Global Investor. AXA IM has been at the Property for over 10 years and operates a wealth management division at the Property.

- Located on the Long Island Sound just thirty miles east of New York City, Greenwich is recognized as a premier community. In a recent Robb Report, Greenwich was ranked first among the top ten places to live in America. The community has excellent regional access, high household income and is proximate to Stamford, Westchester County and New York City. The leading industries within Greenwich are financial services, real estate, retail, home construction and home renovation. The Subject is ideally situated within downtown Greenwich. With the influx of corporate headquarters (UST Inc. and Unilever), Greenwich has become a power center in Fairfield County.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- According to the Appraisal, the micro-market in downtown Greenwich has maintained very high occupancy levels with only a 1.5% vacancy rate for office space and no retail vacancy in the downtown area. The Appraiser determined the Subject's rents of $48.54/SF for retail tenants and $61.00/SF for office tenants to be below market. The most recent office leases signed at competing buildings in the market indicate a range of $60.00 to $95.00/SF. Current asking retail rental rates along Greenwich Avenue start at $80.00/SF and range upwards to $125.00/SF. The Appraisal determined market rents for the Subject to be $80.00/SF for retail space and $75.00/SF for office space. Therefore, the Subject has upside potential as current leases expire and new leases are signed at market rents. The Subject's location is one of the most desirable in this sub-market. The presence of municipal parking close to the Subject gives it a competitive advantage over buildings with no parking. The Greenwich Avenue micro-market exhibits the lowest vacancy levels in Greenwich and historically ranges between 2% and 3%. The Subject's competitive market encompasses only inventory along Greenwich Avenue.

- The Subject area shares the distinction, along with properties along Main Street in Westport, as commanding the highest retail rents in Fairfield County and some of the highest rental rates in the entire country. Both retail areas share a combination of fixed inventory, excellent accessibility, and strong surrounding demographics. Commercial leases and sales along these two downtown areas continue to set new high levels in rent per square foot.

- The borrowing entity, GFC-Fawcett LLC, is 100% owned by HBN Nitkin RE Fund II, LLC. The guarantors are Bradley and Helen Nitkin who have a net worth of $48 million and liquidity of $4.7 million. The Nitkins have more than twenty years of commercial real estate experience and manage assets through the HB Nitkin Group.

- The HB Nitkin Group, which is affiliated with the borrowing entity, manages the Property. The HB Nitkin Group is a privately-owned real estate investment company specializing in the development, acquisition, financing and ownership of institutional-quality properties. Led by senior executives, each with more than two decades of real estate experience collectively encompassing over $3 billion of transaction value and more than 100 transactions, The HB Nitkin Group currently owns and manages a portfolio of more than 1 million square feet in Connecticut and New York. The portfolio is well maintained and great attention is paid to optimizing tenant mix. The HB Nitkin Group is headquartered at the Subject through an affiliate, the Innovest Group. The Innovest Group occupies approximately 6% of NRA at $38.63/SF through 4/30/2019.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                          % OF TOTAL BASE    CUMULATIVE % OF
        # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
2008         1              $59.85            14.4%            14.4%           16.1%              16.1%
2009         3              $56.21            12.4%            26.8%           12.9%              29.0%
2010         3              $62.57             6.7%            33.5%            7.8%              36.8%
2012         1              $24.07            12.3%            45.8%            5.5%              42.3%
2014         2              $61.30            42.4%            88.1%           48.4%              90.7%
2015         2              $45.14             6.1%            94.2%            5.1%              95.8%
>2016        1              $38.63             5.8%           100.0%            4.2%             100.0%

(1)  Data based on rent roll dated January 11, 2007.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              LATITUDES APARTMENTS

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $50,520,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $50,520,000
FIRST PAYMENT DATE:                  April 11, 2007
MORTGAGE INTEREST RATE:              5.8700% per annum
AMORTIZATION TERM:                   Interest Only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       March 11, 2017
MATURITY/ARD BALANCE:                $50,520,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the Maturity
                                     Date.
LOAN PER UNIT:                       $112,768(1)
UPFRONT RESERVES:                    None
ONGOING RESERVES:
                                     Tax and Insurance Reserve:         Yes(3)
                                     Replacement Reserve:         Springing(4)
LOCKBOX:                             Springing(5)
SUBORDINATE FINANCING:               Yes(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Multifamily
PROPERTY SUB-TYPE:                   Conventional
LOCATION:                            Virginia Beach, VA
YEAR BUILT/RENOVATED:                1988/2005
UNITS:                               448
OCCUPANCY AT U/W(7):                 97%
OWNERSHIP INTEREST:                  Fee
                                     Babcock and Brown Residential
PROPERTY MANAGEMENT:                 Operating Partnership L.P.

                                                         12/31/2006       U/W
                                                         ----------   ----------
NET OPERATING INCOME:                                    $3,559,787   $3,692,019
NET CASH FLOW:                                                        $3,624,819
DSCR:                                                                    1.21x
APPRAISED VALUE:                     $63,150,000
APPRAISAL DATE:                      September 22, 2006
CUT-OFF DATE LTV RATIO(1):           80.0%
MATURITY/ARD LTV RATIO:              80.0%

(1)  Based on the May 2007 cut-off date principal balance.

(2)  The Latitudes Apartments Loan is an interest only loan for its entire term.

(3) The borrower is required to make monthly payments into tax and insurance reserves to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(4) Following borrower's failure to spend at least $250 per unit on replacements in one year, the borrower is required to make a monthly deposit of 1/12 of the product of $250 and the number of units at the property into a replacement reserve to fund ongoing repairs and replacements.

(5) The sole member of the borrower has incurred mezzanine debt in the total amount of $102,500,000, secured by the ownership interests in the borrower, borrowers under other mortgage loans included in the issuing entity and borrowers under mortgage loans not included in the issuing entity.

(6)  Based on the January 18, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Latitudes Apartments (the "Subject") is a 448-unit, Class A apartment complex located in Virginia Beach, Virginia. The Subject consists of 18 two-story, walk up buildings improved on a 25.9 acre site. The Subject's unit mix is comprised of 269 one-bedrooms, 159 two-bedrooms and 20 three-bedrooms ranging in size from 581 square feet to 1,262 square feet, with an average unit size of 808 square feet. Built in 1988, the Subject was subsequently renovated in 2005 with recent renovations including roof replacement, repaving asphalt areas, and resurfacing the tennis courts. The Subject's numerous amenities include an office/clubhouse, pool, fitness center, playground, tennis courts, volleyball court, sports court, and a private lake. Individual unit amenities include standard appliances, ice makers, patios, ceiling fans and washer/dryer connections. In addition, select units also have fireplaces. As of January 2007, the Subject was 97% occupied.

- The Subject is located at 1702 Chase Pointe Circle, Virginia Beach, VA. The Subject is bounded by Broad Bay to the north, IH-264 to the south, Atlantic Avenue to the east, and IH-64 to the west. The Subject's prime location provides easy access to the surrounding cities of Norfolk, Chesapeake, and Portsmouth, which are part of the Norfolk-Virginia Beach-Newport News Metropolitan Statistical Area (MSA). Including the aforementioned cities, the MSA is composed of 15 municipalities, making it the 27th largest in the country. The MSA had a reported population of 1,643,201 in 2005, a 4.9% increase since 2000. In 2005, the number of households in the MSA was reportedly 598,489, up 4.2% from 574,153 in 2000. The median household income in the MSA was $46,891 in 2005, up 9.5% from $42,823 in 2000.

- Per REIS, the subject is located in the Norfolk market. As of 4Q 2006, the Norfolk market had 83,548 multifamily units, of which 4.0% were vacant. Monthly asking rents in the market ranged from $529/unit to $1,203/unit with an average of $795/unit as of year end 2006, a 3.7% increase from 2005. In particular, the Class A Norfolk multifamily market had 34,728 units, representing 41.6% of the market, of which 4.3% were vacant as of year end 2006. Average asking rent for the Class A market was $929/unit per month. Per REIS, the Subject is located in the Lynnhaven/Oceana submarket within the Norfolk market. As of 4Q 2006, the submarket contained 9,317 multifamily units, representing 11.2% of the market, and was 4.0% vacant. Monthly asking rents in the submarket ranged from $678/unit to $1,228/unit with an average of $915/unit as of year end 2006. The Class A submarket contained 5,184 units, representing 55.6% of the submarket, of which 3.9% were vacant as of year end 2006. Average asking rent for the Class A submarket was $982/unit per month.

- The Subject's competitive set exhibited rental rates ranging from $930 to $1,299 with an average of $1,114 per unit. Occupancy rates for the rent comparables ranged from 96% to 98% with an average of approximately 97%. In comparison, the Subject had in- place rents as of January 2007 ranging from $617 to $1,527 with an average of $954 per unit.

- The Subject's region has long been reliant upon its 18 military institutions as a source for employment; however, the area is starting to move away from its dependence on the military. Despite the loss of 48,000 federal Department of Defense jobs during the past decade, the region managed to record annual job growth of over two percent over the past four years due to strong growth in the service sector. In addition to Newport News Shipbuilding, major employers in the area include Colonial Williamsburg Foundation, Farm Fresh, Inc., Food Lion, Inc., Sentara Health System, Smithfield Foods Inc., Union Camp Corp., Chesapeake General Hospital and Lillian Vernon Corp. This list reflects the growing diversity of the local economy and the emergence of service oriented firms. With regards to the Subject's neighborhood, major employers include the United States Military (i.e. U.S. Navy Air Force, Coast Guard, Department of Defense) and GEICO. There were 86,889 people over the age of 16 in the labor force reportedly in the neighborhood as of 2005. Of these 86,889 people, 3.2% were unemployed.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The sponsor for the transaction is a single purpose, bankruptcy remote entity controlled by Babcock & Brown Residential Operating Partnership LP and Babcock & Brown Residential LLC. Both Babcock & Brown Residential Operating Partnership LP and Babcock & Brown Residential LLC are wholly-owned entities of Babcock & Brown Real Estate Holdings Inc. Babcock & Brown Real Estate Holdings Inc. is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was founded in San Francisco in 1977 and operates in 26 offices across Australia, North America, Europe, Asia, United Arab Emirates and Africa, and has in excess of 1,000 employees worldwide. Babcock & Brown has five operating divisions: real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. The company has established a specialized asset management platform across the operating divisions that have resulted in the establishment of a number of listed and unlisted focused investment vehicles in areas including real estate, renewable energy, and infrastructure.

- The property is managed by Babcock & Brown Residential Operating Partnership LP, a sponsor affiliate of Babcock & Brown Residential LLC. Based in Charlotte, North Carolina, Babcock & Brown Residential LLC is an owner and operator of multifamily properties with a focus on middle market apartments in the Sunbelt of the United States. As of February 2007, its portfolio consisted of 105 apartment communities with over 28,500 units in ten states throughout the southern United States.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           METRO SQUARE 95 OFFICE PARK

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $48,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $48,000,000
FIRST PAYMENT DATE:                  March 11, 2007
MORTGAGE INTEREST RATE:              6.0200% per annum
AMORTIZATION TERM:                   Interest only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       March 11, 2017
MATURITY/ARD BALANCE:                $48,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the Maturity
                                     Date.
LOAN PER SF:                         $102(1)
UP-FRONT RESERVES:                   TI/LC Reserve:                  $498,256(3)
                                     Southern Baptist of Florida
                                     Rent Reserve:                    $84,113(4)
                                     Cambridge Settlements LLC
                                     Rent Reserve:                   $103,433(4)
ONGOING RESERVES:                    Tax and Insurance Reserve:           Yes(5)
                                     Replacement Reserve:                 Yes(6)
                                     TI/LC Reserve:                       Yes(7)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Suburban
LOCATION:                            Jacksonville, FL
YEAR BUILT/RENOVATED:                1961/2000
SQUARE FEET:                         472,322
OCCUPANCY AT U/W(9)                  95%
OWNERSHIP INTEREST:                  Fee

                                   % OF TOTAL      LEASE
MAJOR TENANT(S)            NRSF       NRSF      EXPIRATION
----------------------   -------   ----------   ----------
Wachovia Bank, N.A.      171,712      36.4%     11/30/2015
Skate World, Inc.        101,768      21.5%      2/28/2019
Baptist Medical Center    89,234      18.9%      8/16/2013
PROPERTY MANAGEMENT:                 Axewood Management LLC

                                                         10/31/2006       U/W
                                                         ----------   ----------
NET OPERATING INCOME:                                    $2,615,202   $4,139,437
NET CASH FLOW:                                                        $3,628,334
DSCR:                                                                    1.24x
APPRAISED VALUE:                     $60,900,000
APPRAISAL DATE:                      January 8, 2007
CUT-OFF DATE LTV RATIO(1):           78.8%
MATURITY/ARD LTV RATIO:              78.8%

(1)  Based on the May 2007 cut-off date principal balance.

(2) The Metro Square 95 Office Park Loan is an interest only loan for its entire term.

(3) The TI/LC reserve was established at closing to fund outstanding tenant improvements for the Southern Baptist of Florida and Cambridge Settlement LLC properties.

(4) The Southern Baptist of Florida and Cambridge Settlement LLC Rent Reserves were established at closing to fund alternate rent concessions.

(5) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. Unless the borrower is in default, the borrower will continue to prepay insurance monthly.

(6) The borrower is required to deposit $7,865 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) The borrower is required to make monthly deposits into the TI/LC reserve to fund tenant improvements and leasing commissions as follows: Year 1 - $11,828 per month; Year 2 - $19,713 per month; Year 3 - $29,569 per month; Year 4 - $39,425 per month; Year 5 - $49,282 per month; Year 6 - $59,138 per month; Years 7-10 - $39,425 per month.

(8) The principals of the borrower have incurred mezzanine debt in the total amount of $4,000,000 secured by the ownership interests in the borrower.

(9)  Based on the January 8, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Metro Square 95 Office Park (the "Subject" or the "Property") is located in Jacksonville, Florida and is a combination of seven single- and two-story Class B office buildings, an additional two-story commercial building used for recreational purposes and a pad site that is ground leased to McDonald's. The Subject is strategically located along Philips Highway (U.S. Highway 1) and is immediately east of I-95, the major highway that runs along the eastern seaboard of the U.S.

- The Subject was originally built in 1961 as an enclosed mall and repositioned to an office complex in 2000. The former owner spent about $7.2 million in tenant improvements to lease up to current occupancy. The seven office buildings contain approximately 472,322 rentable square feet and have floor plates that can accommodate both small and large users, which allows the Property to offer some of the largest contiguous office space in the market. Parking is accommodated by on-site paved parking for 2,228 cars.

- As of November 30, 2006, the Subject was 95% occupied by nine tenants. The Subject had an average in-place office rent of $10.52/SF NNN with 36.4% of the NRA leased to an investment grade tenant (Wachovia: 36.4% NRA; $10.34/SF; Lease Exp. 11/30/2015). Six of the buildings are a one-story design, while the two-story office building occupied by Wachovia is the centerpiece of the park. The remainder of the space consists of a leisure use building with two story high ceilings that is leased to Skate World.

- Wachovia Bank (36.4% NRA; $10.34/SF; Lease Exp. 11/30/2015) is the largest tenant and occupies 171,712 square feet. Wachovia Bank is a subsidiary of Wachovia Corporation ("Wachovia") (Moody's/S&P:Aa1/AA), one of the nation's largest financial services companies. Wachovia is a diversified financial services company that provides a broad range of banking, asset management, wealth management and corporate and investment banking products and services. With over 85,000 employees, Wachovia serves banking, brokerage, and corporate customers primarily on the East Coast. In addition to investment banking offices in select locations, Wachovia has full service retail brokerage offices that serve customers under the Wachovia Securities name in 49 states and Washington. D.C. Global services are provided through 32 international offices. Wachovia is publicly traded and is listed on the NYSE under the symbol WB. Wachovia operates their foreclosure and construction loan servicing operations from the Property. According to the Seller, Wachovia has invested over $3 million in their infrastructure and space.

- The second largest tenant, Skate World, Inc. (21.5% NRA; $5.00/SF; Lease Exp. 2/28/2019), leases 101,768 square feet at the Subject. Since 2004, Skate World has sublet a portion of its space to Jacksonville Indoor Sports, which has created a multi-use indoor athletic facility offering a broad range of sporting activities, including leagues and tournaments for indoor volleyball, soccer, basketball, ice skating, hockey, roller skating and other family sports activities. The facility offers use to individuals, groups and organized sports leagues. The ice rink serves as the practice arena for the Jacksonville Barracudas of the WHL, as well as the University of Florida Club Hockey Team. Skate World has been located at its present location for over ten years and provides the only ice rink within 100 miles. Jacksonville Indoor Sports runs athletic conditioning for many of the premier local high school football teams including Bolles High School and Neese High School.

- The third largest tenant, Baptist Medical (18.9% of NRA; $10.43/SF; Lease Exp. 8/16/2013), leases 89,234 square feet at the Subject. Baptist Medical is part of the Baptist Health system, which is a non-profit healthcare provider and the 3rd largest employer in the Jacksonville area. Baptist Health offers a full range of medical and surgical specialties, including cardiovascular care, comprehensive cancer services and a full complement of women's and children's services. Other centers of excellence include adult and children's emergency centers, hyperbaric medicine and wound care, bloodless medicine and surgery, psychology and psychiatry services and pulmonary services. Baptist Medical conducts all of its administrative, training and back office operations from the Subject. The Baptist Hospital is located within a few miles of the Subject, which serves as an excellent location for its office space.

- The Subject is located in Jacksonville, the most populous city in Florida, and serves as the county seat for Duval County. Duval County is among the six counties in the northeast of Florida that make up the area referred to as Florida's First Coast. The Metro Jacksonville CBD is located three miles northwest of the Subject.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The Subject is located in the Downtown South submarket, generally defined as the area between State Highway 228, U.S. Highway A-1, St. Johns River and Mapleton Road. According to REIS, as of 4Q 2006, the Downtown South submarket had 3.1 million square feet of office space across 21 buildings, representing 14.0% of the Jacksonville office market inventory. As of 4Q 2006, the Downtown South submarket exhibited an overall vacancy rate of 17.3% and an asking rent of $16.82/SF gross. These numbers compared favorably to the prior year when the vacancy level was 24.5% and the asking rent was $16.02/SF gross.

- According to the Appraisal, there are nine primary competitors to the Subject, containing approximately 2.5 million square feet of office space. Recent leases at the competitive buildings range from $9.50/SF NNN to $12.75/SF NNN. Not including two properties that have extraordinary vacancy rates due to poor appearance, physical condition and high asking rents, the vacancy rate for the competitive buildings was 93.4%. The Subject's average office rent falls in the middle of the range while vacancy is in-line to its direct competitors.

- According to the Appraisal, the long-term outlook for the Jacksonville region is good. The region has a diversified economy, is served by an excellent highway network and has ample recreational and educational facilities. The area continues to attract development due to reasonable real estate costs, good transportation assets and a skilled work force.

- The Borrower is an entity controlled by Michael Fischer. Mr. Fischer has over 15 years of real estate experience in the U.S. and Canadian markets. His company, Moteli Property Group, is ranked the fifth largest residential landlord in Montreal and has a world-wide network of investors and associates. The Moteli Property Group manages and owns over 2,500 residential units in Montreal along with numerous commercial and industrial complexes in the United States within such markets as Florida, North Carolina, Virginia, New York and Montreal. Mr. Fischer is the carve-out guarantor for this transaction and has $70.6 million in net worth and $4.7 million in liquidity.

- The Property will be managed by Jones Lang LaSalle ("JLL") (NYSE: JLL), an international real estate services and money management firm. JLL has 125 offices worldwide and operates in more than 450 cities in over 50 countries. With 2006 revenue of approximately $2.0 billion, the company provides comprehensive integrated real estate and investment management expertise on a local, regional and global level to owner, occupier and investor clients. JLL is an industry leader in property and corporate facility management services, with a portfolio of 966 million square feet worldwide. JLL provides a full range of management services including daily oversight of building-related issues, development and management of annual operating and capital expense budgets, development of multi-year capital improvement project plans, performing monthly variance reporting, forecasting and asset management and management of third-party contractors/vendors engaged in operating and maintaining the Property.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1, 2)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
 2009          1             $10.69             3.6%             3.6%            4.4%               4.4%
 2010          2             $ 7.94             2.4%             6.0%            2.1%               6.6%
 2013          5             $10.43            19.1%            25.1%           22.7%              29.3%
 2015          2             $10.35            29.2%            54.4%           34.4%              63.7%
 >2016         4             $ 7.85            40.7%            95.1%           36.3%             100.0%
Vacant       N/A                N/A             4.9%           100.0%            N/A                N/A

(1)  Data based on rent roll dated November 30, 2006.

(2) Data does not include 2,713 square feet of common area space and 3,159 square feet of management office space that has no rent attributed to it.

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                  CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                        PHONE           FAX                    E-MAIL
BARRY POLEN
MANAGING DIRECTOR          212.325.3295   212.325.8104   barry.polen@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR          212.538.8737   212.743.4762   ken.rivkin@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR          212.325.3295   212.743.4790   chris.anderson@credit-suisse.com

ANDREW WINER
DIRECTOR                   212.325.3295   212.743.4521   andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                   212.325.2648   212.743.5830   derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT             212.325.3492   212.743.4827   jason.fruchtman@credit-suisse.com

GLEN JACKWICZ
ASSISTANT VICE PRESIDENT   212.538.7172   917.326.3142   glen.jackwicz@credit-suisse.com

WILLIAM CUMBY
ASSOCIATE                  212.325.3295   212.743.4723   william.cumby@credit-suisse.com

                               STRUCTURED FINANCE

CONTACT                        PHONE           FAX                     E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR          212.325.5584   212.743.5227   jeffrey.altabef@credit-suisse.com

REESE MASON
MANAGING DIRECTOR          212.325.8661   212.743.3416   reese.mason@credit-suisse.com

LISA LEE
VICE PRESIDENT             212.538.9174   212.743.4943   lisa.lee@credit-suisse.com

JANE LAM
ASSOCIATE                  212.538.4459   212.743.4935   jane.lam@credit-suisse.com

JONATHAN LUWISCH
ANALYST                    212.538.2218   212.743.4070   jonathan.luwisch@credit-suisse.com

NATE BAGNASCHI
ANALYST                    212.325.4972   212.743.0538   nathan.bagnaschi@credit-suisse.com

JOEL MONTANIEL
ANALYST                    212.538.0538   212.325.8253   joel.montaniel@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.